U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

            Pre-Effective Amendment No.          ___


            Post-Effective Amendment No.          5


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]


            Amendment No.                         6
                        (Check appropriate box or boxes)


                          THE PIEDMONT INVESTMENT TRUST
               ---------------------------------------------------
                Exact Name of Registrant as Specified in Charter

       120 Club Oaks Court, Suite 200, Winston Salem, North Carolina 27104
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code:      (336) 765-2020
                                                    ----------------------------

                                  Tina H. Bloom
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                  With copy to:
                               -------------------
                              Jeffrey Skinner, Esq.
                             Kilpatrick Stockton LLP
                             1001 West Fourth Street
                       Winston-Salem, North Carolina 27101


It is proposed that this filing will become effective: (check appropriate box)
      [ ]   immediately upon filing pursuant to paragraph (b);
      [X]   on August 1, 2009 pursuant to paragraph (b);
      [ ]   60 days after filing pursuant to paragraph (a)(1);
      [ ]   on (date) pursuant to paragraph (a)(1);
      [ ]   75 days after filing pursuant to paragraph (a)(2); or
      [ ]   on (date) pursuant to paragraph (a)(2) of rule 485.

CUSIP NUMBER 72014R103                                       NASDAQ SYMBOL PSVFX


PROSPECTUS                                                        AUGUST 1, 2009



                   ------------------------------------------

                                 [LOGO OMITTED]

                               THE PIEDMONT SELECT
                                  equity fund

                   ------------------------------------------


                              A NO-LOAD MUTUAL FUND


This prospectus includes information about THE PIEDMONT SELECT EQUITY FUND (the "Fund"), a series of The Piedmont Investment Trust (the "Trust"), that you should know before investing. You should read this prospectus carefully before you invest and keep it for future reference. If you have any questions, or to reach Shareholder Services, please call 1-888-859-5865.


                               INVESTMENT ADVISOR
                               ------------------

                      SHEETS SMITH WEALTH MANAGEMENT, INC.
                         120 Club Oaks Court, Suite 200
                       Winston Salem, North Carolina 27104


-------------------------------------------------------------------------------
These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

TABLE OF CONTENTS
================================================================================


                                                                            PAGE
                                                                            ----
ADVISOR'S INVESTMENT PHILOSOPHY...........................................    1
-------------------------------

THE FUND..................................................................    1
--------
     Investment Objective.................................................    1
     Principal Investment Strategies......................................    1
     Principal Risks Of Investing In The Fund.............................    4
     Performance Information..............................................    6
     Fees And Expenses Of The Fund........................................    7
     Other Investment Policies And Risks..................................    8

MANAGEMENT OF THE FUND....................................................    9
----------------------
     Investment Advisor...................................................    9
     Portfolio Manager....................................................   10
     Board Of Trustees....................................................   11
     Administrator And Transfer Agent ....................................   11
     Distributor..........................................................   11

INVESTING IN THE FUND.....................................................   11
---------------------
     Minimum Investment...................................................   11
     Purchase And Redemption Price........................................   11
     Purchasing Shares....................................................   12
     Redeeming  Shares....................................................   15
     Frequent Purchases And Redemptions...................................   17

OTHER IMPORTANT INVESTMENT INFORMATION....................................   19
--------------------------------------
     Dividends, Distributions And Taxes...................................   19
     Financial Highlights.................................................   20

ADDITIONAL INFORMATION ...........................................   BACK COVER
----------------------

ADVISOR'S INVESTMENT PHILOSOPHY
================================================================================

The Fund's investment advisor, Sheets Smith Wealth Management, Inc. (the "Advisor"), has a general philosophy about investing that it uses in making investment decisions for the Fund. The Advisor's philosophy is:

      o Invest for the long-term in businesses with solid financials and proven operating histories;

      o Invest with a "margin of safety" by investing in businesses selling below their estimated intrinsic value, because the Advisor thinks they are currently misunderstood by Wall Street;

      o Invest in businesses that are growing or have the capability of growing their intrinsic value and have cash generating brands;

      o Invest in businesses run by managers who think like owners and are focused on creating value for shareholders;

      o     Monitor portfolio holdings continuously; and

      o Invest in companies whose stock price may appreciate as the intrinsic value of the business appreciates and/or the gap between the stock price and the intrinsic value narrows.


--------------------------------------------------------------------------------
INTRINSIC VALUE is a concept that refers to what a company is "really" worth. Intrinsic value can be best determined by analyzing business, financial, and other factors about the company and its market. The Advisor believes that a company's market price gravitates toward its intrinsic value over time. Accordingly, if the market price of the company's securities is above the Advisor's determination of its intrinsic value, the Advisor believes that the market price will fall over time. Conversely, if the market price is below its intrinsic value, then the Advisor believes it will rise over time.
--------------------------------------------------------------------------------

THE FUND
================================================================================

INVESTMENT OBJECTIVE

The Fund's investment objective is to provide long-term growth of capital. The Fund's investment objective may be changed by the Board of Trustees (the "Trustees") without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund typically invests in equity securities of large and medium capitalization U.S. companies that the Advisor believes meet certain attributes under the "Rational Framework" approach (discussed below) by which the Advisor makes investment decisions for the Fund. The Fund generally seeks to purchase securities for the long-term, seeking to achieve long-term capital appreciation as the marketplace realizes the value of these companies over time.

Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks, preferred stocks and/or securities convertible into such stocks ("equity securities"). For purposes of this investment policy, "net assets" shall mean net assets plus the amount of any borrowings for investment purposes. The Fund will provide shareholders with at least 60 days prior notice of any changes by the Trustees in this investment policy. Generally, all the securities in which the Fund invests will be traded on domestic securities exchanges or in the over-the-counter markets. The Fund may invest in foreign securities if they are traded on a U.S. securities exchange or over-the-counter market.


When making purchase or sale decisions for an existing or prospective investment by the Fund, the Advisor follows an investment process referred to as the "Rational Framework." Under the Rational Framework approach, the Advisor seeks to identify undervalued companies whose businesses still have substantial potential and are attractive investments with a reasonable margin of safety. The goal of the Advisor is to produce superior returns for the Fund while minimizing risks.

The Advisor adheres to the following investment selection process under the Rational Framework when deciding whether to purchase or sell a portfolio security on behalf of the Fund:


      1. The process begins by making investment selections largely from the companies that comprise the S&P 500 Index and companies that have ten years or more of operating history.

      2. A company's historical price to book value is then studied to help determine if the market is enthusiastic or pessimistic about a company's prospects. A low price to book ratio indicates the market is pessimistic about a company's prospects and it may be undervalued.


      3. A determination is made as to whether a potential portfolio company deserves to be undervalued by doing a trend analysis study of its Return on Equity ("ROE"). The Advisor believes that ROE is the best objective measure of how well a company's management is running the current operations and allocating excess capital to expand operations and profits of a company. An ROE trend greater than one indicates a rising ROE (good) and an ROE trend of less than one indicates a falling ROE (not good).


      4. The Advisor maintains a "Rational Benchmark" of target buy and sell prices determined by combining the price to book ratios and ROE trend analysis. The Rational Benchmark combines value attributes and quality attributes to identify potential investment opportunities. The Advisor believes that this creates a reasonable margin of safety because such companies appear to be undervalued, but still demonstrate strong business fundamentals as measured by ROE attributes.


      5. The Advisor analyzes a company's "intrinsic value" primarily by determining a logical value of its free cash flow. For this analysis, the Advisor generally subtracts a company's expenditures from the company's operating cash flow, and calculates the company's intrinsic value by dividing the free cash flow by a discount factor (e.g., the 30 year Treasury rate). Using this tool, the Advisor seeks to verify Rational Benchmark targets.

      6. The Fund generally limits new investments to companies that, based on the Advisor's review of their estimated earnings for the coming year, demonstrate a reasonable expectation to grow earnings at a rate of 10% or more in the coming year.

      7. The Fund generally sells portfolio securities under one or more of the following three situations: (i) when it reaches the sell price, as determined using the Rational Benchmark; (ii) when it is likely it will no longer grow its earnings at a rate of 10% or more; or
            (iii) when there are indications, such as when the Chief Financial Officer resigns for personal reasons, that the company may have accounting irregularities or other financial problems.

      8.    Portfolio   investments  are  reevaluated  and  tested  against  the
            Rational Framework factors periodically.


      9. The Advisor may also invest in spin-off issues because it believes spin-off issues can offer significant value to the Fund for two reasons. First, spin-offs can result in immediate built-in value for a stock. Shareholders that receive stock in spin-off companies will sometimes sell the stock immediately, often without regard to valuations or fundamentals of the new company. This selling process can occur for any number of reasons and can drive down the stock price of the new spin-off company. The initial downward share price in turn can create inherent value for a correctly timed purchase of the company's stock where the stock otherwise has strong fundamentals. The second reason is that spin-off issues prove that capitalism works. When a business and its management are freed from a much larger parent, pent up entrepreneurial forces can be unleashed. Management may have more incentive and may be directly rewarded based on the results of the new company.

      10. The Fund may from time to time invest in what the Advisor refers to as "special situations." "Special situations" usually occur when one company offers to purchase another company for cash. In general, the Advisor may invest in the shares of the company being purchased if it can purchase shares at a discount to the purchase price that may yield an attractive annualized return, the deal is expected to close in six months or less and the Advisor believes there is a high degree of probability that the deal will be consummated.


In addition, the Fund may make short sales if the Advisor expects the market price for the securities sold short to drop in the future. A short sale is a transaction in which one sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale transaction, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs. When the Fund makes a short sale of a security, the Fund will have to replace the security in the future, whether or not the price declines. The Fund may use short sales to hedge or substantially offset certain long positions held by the Fund (commonly called "paired trades", where a manager establishes a short position in a company to hedge the sector of a corresponding long position) or its use may be unrelated to any long position held by the Fund.

As a non-diversified investment company, the Fund has the flexibility to invest a greater percentage of its assets in a particular issuer or to hold a small number of equity securities (as few as 12, even when fully invested).

PRINCIPAL RISKS OF INVESTING IN THE FUND

Whether the Fund is an appropriate investment for an investor will depend largely on his or her financial resources and individual investment goals and objectives. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investors who engage in short-term trading and/or other speculative strategies and styles will not find the Fund to be an appropriate investment vehicle if they want to invest in the Fund for a short period of time.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional risks:

MARKET RISK: Market risk refers to the risk that the value of securities in the Fund's portfolio may decline due to daily fluctuations in the securities markets generally. The Fund's net asset value per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, general equity market conditions, and other factors and conditions beyond the Advisor's control. In a declining stock market, stock prices for all companies (including those in the Fund's portfolio) may decline, regardless of their long-term prospects. Increases or decreases in value of stocks are generally greater than for bonds and other investments.

MANAGEMENT STYLE RISK: Different types of securities tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund generally invests in value stocks (stocks that the Advisor believes are undervalued), the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stock strategies (e.g., growth stocks), or that have a broader investment style. Also, there is no assurance that the Advisor's Rational Framework selection process will be successful in identifying stocks that produce superior returns while minimizing risks.

SECTOR RISK: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the share price of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may invest more heavily will vary.


NON-DIVERSIFIED  FUND RISK:  In  general,  a  non-diversified  fund may invest a greater percentage of its assets in a particular issuer and may own fewer securities than other mutual funds. Many mutual funds elect to be "diversified" funds that, as to 75% of their assets, cannot invest more than 5% of their assets in the securities of any one issuer at any given time. A non-diversified fund is not subject to this limitation, so it may hold a smaller number of securities than a diversified fund. When a non-diversified fund holds a small number of securities, it is subject to the risk that a large loss in an individual issue will cause a greater loss for the fund than it would if the fund were required to hold a larger number of securities. Even a non-diversified fund has to have some diversification for tax purposes. In order to deduct dividends distributed to shareholders under the tax code, mutual funds are required, at the end of each quarter of the taxable year, to have (i) at least 50% of the value of the Fund's total assets invested in cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, limited with respect to any one issuer for the purposes of this calculation, to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).


ISSUER RISK: The value of any of the Fund's portfolio securities may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods or services.

MID-CAP COMPANY RISK: Investing in the securities of medium capitalization ("mid-cap") companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth. These factors affect the Advisor's access to information about the companies and the stability of the markets for the companies' securities. Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less information publicly available concerning mid-cap companies than for larger, more established companies.

Although investing in securities of mid-cap companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

SHORT SALES RISK: The risk of price increases is the principal risk of engaging in short sales. The Fund may suffer significant losses if securities that the Fund sells short appreciate rather then depreciate in value, since the price would rise higher than the price at which the security was sold by the Fund and the Fund will realize a loss when the position is closed. While the possible loss on a security that is held long is limited to the price paid for the security, there is no limit on the amount of loss on a security that is sold short.

PERFORMANCE INFORMATION

The bar chart and performance table that follow below provide some indication of the risks and variability of investing in the Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare to those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. All performance information shown below reflects fee waivers by the Advisor; had advisory fees not been waived, returns would be less than those shown.


                              CALENDAR YEAR RETURNS

                               [BAR CHART OMITTED]

                                2006       3.74%
                                2007       9.69%
                                2008     -33.02%

The Fund's 2009 year-to-date return through June 30, 2009 is 5.18%.

During the period shown in the bar chart, the highest return for a quarter was 6.75% during the quarter ended June 30, 2008 and the lowest return for a quarter was -19.29% during the quarter ended December 31, 2008.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.


The table below shows how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2008

                                                                Since Inception
                                                    1 Year      (April 26, 2005)
                                                    ------      ----------------
THE PIEDMONT SELECT EQUITY FUND
   Return Before Taxes...........................   -33.02%          -5.77%
   Return After Taxes on Distributions ..........   -33.02%          -5.90%
   Return After Taxes on Distributions
      and Sale of Fund Shares....................   -21.46%          -4.89%
STANDARD & POOR'S 500 INDEX(1) (reflects no
   deduction for fees, expenses or taxes)........   -37.00%          -4.46%


(1) The Standard & Poor's 500 Index is an unmanaged index of the common stocks of 500 widely held U.S. companies.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                SHAREHOLDER FEES
                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                    -----------------------------------------

Sales Charge (Load) Imposed On Purchases .............................     None
Redemption Fee .......................................................     None

                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                  ---------------------------------------------


Management Fees ......................................................    0.90%
Distribution and/or Service (12b-1) Fees .............................     None
Other Expenses* ......................................................    1.55%
Acquired Fund Fees and Expenses** ....................................    0.02%
                                                                         ------
Total Annual Fund Operating Expenses .................................    2.47%
Less: Management Fee Waivers*** ......................................    0.83%
                                                                         ------
Net Annual Fund Operating Expenses*** ................................    1.64%
                                                                         ======

* "Other Expenses" include 0.14% of dividend expense on securities sold short and 0.13% of interest expense.
** "Acquired Fund Fees and Expenses" are the fees and expenses incurred indirectly by the Fund as a result of its investments during the most recent fiscal year in investment companies and other pooled investment vehicles. "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not correlate to the Fund's ratios of expenses to average net assets in the Fund's Financial Highlights, which reflect the operating expenses of the Fund but do not include "Acquired Fund Fees and Expenses."
*** The Advisor has entered into a contractual agreement with the Fund under which it agrees to waive its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Annual Fund Operating Expenses" (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses, dividend expense on securities sold short and payments, if any, under a Rule 12b-1 Plan) to not more than 1.35% of the Fund's average daily net assets. The table reflects such agreement but Net Annual Fund Operating Expenses were higher than the expense limit due to dividend expense on securities sold short, interest expense and Acquired Fund Fees and Expenses. The contractual agreement is currently in effect until March 31, 2010 and may continue from year-to-year thereafter, provided such continuance is approved by the Trustees. See "Management of the Fund -- Expense Limitation Agreement" for further information.

EXAMPLE. This Example shows you the expenses you may pay over time by investing in the Fund. Since all funds use the same hypothetical conditions, the Example should help you compare the costs of investing in the Fund versus other funds. The Example assumes the following conditions:

      (1)   You invest $10,000 in the Fund for the periods shown;

      (2)   You reinvest all dividends and distributions;

      (3)   You redeem all of your shares at the end of those periods;

      (4)   The Fund earns a 5% total return before expenses; and

      (5)   The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.


         PERIOD INVESTED      1 YEAR      3 YEARS     5 YEARS    10 YEARS
         ---------------      ------      -------     -------    --------
          Your Costs(1)        $ 167       $ 690      $1,241      $2,743

(1) In the table above, the one-year costs are based upon the Fund's actual operating expenses for the year ended March 31, 2009 and reflect management fee waivers under the Fund's Expense Limitation Agreement in effect through March 31, 2010. The Fund's total annual expenses for years 2 through 10 assume that the Trustees will not continue the Fund's Expense Limitation Agreement after March 31, 2010.

In the table below, the Fund's total annual expenses for years 2 through 10 assume: (1) the Fund's annual operating expenses for the fiscal year ended March 31, 2009 will remain the same in years 2 through 10; and (2) the Trustees will continue the Fund's Expense Limitation Agreement annually for the remainder of the 10-year period. While there is no guarantee that the Fund's Expense Limitation Agreement will be renewed from year-to-year after March 31, 2010, it is expected that the Expense Limitation Agreement will continue for that period. See "Management of the Fund -- Expense Limitation Agreement" for further information.

         PERIOD INVESTED      1 YEAR      3 YEARS     5 YEARS    10 YEARS
         ---------------      ------      -------     -------    --------
           Your Costs          $ 167       $ 517       $ 892      $1,944


OTHER INVESTMENT POLICIES AND RISKS

While the Fund's primary focus is investment in equity securities, the Fund has flexibility to invest in other types of securities when the Advisor believes they offer more attractive opportunities or as a temporary defensive measure in response to adverse market, economic, political, or other conditions, or to meet liquidity, redemption, and short-term investing needs. The Fund may from time to time determine that market conditions or its cash and liquidity needs warrant investing in investment-grade bonds, U.S. Government securities, bank certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. To the extent that the Fund invests in money market funds or other types of investment companies, shareholders of the Fund will indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market, repurchase agreement instruments, or similar type investments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses. In addition, the Fund may, for hedging purposes or otherwise, invest selectively in put and call options, financial futures, restricted securities, illiquid securities (up to 15% of the Fund's net assets), or a combination thereof.

MANAGEMENT OF THE FUND
================================================================================

INVESTMENT ADVISOR


Sheets Smith Wealth Management, Inc., 120 Club Oaks Court, Suite 200, Winston Salem, North Carolina 27104, serves as the Fund's investment adviser. The Advisor was established in 1982. As of June 30, 2009, the Advisor had approximately $435 million in total assets under management (including the assets of the Fund). The Advisor provides investment advisory and money management services to a broad variety of charitable organizations, high net worth individuals, and other managed accounts. Subject to the authority of the Trustees, the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and provides certain executive personnel to the Fund. The controlling shareholder of the Advisor is John R. Sheets.


BROKERAGE PRACTICES. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor does not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner that the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Fund being reported to the Trustees.


COMPENSATION OF THE ADVISOR. As compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation at the annual rate of 0.90% of the Fund's average daily net assets. However, during the most recent fiscal year ended March 31, 2009, the Advisor waived a portion of its investment advisory fees which resulted in the Fund paying an advisory fee equal to 0.07% of its average daily net assets. A discussion regarding the basis for the Trustees' most recent approval of the continuance of the Investment Advisory Agreement between the Trust and the Advisor will be available in the Fund's Semi-Annual Report for the period ended September 30, 2009.

OTHER EXPENSES. In addition to the investment advisory fees, the Fund pays all expenses not assumed by the Advisor, including, without limitation, the following: the fees and expenses of its independent registered public accounting firm and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing and mailing shareholder statements; administration and transfer agent fees; bank transaction charges and custodian fees; any proxy solicitors' fees and expenses; registration and filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.


EXPENSE  LIMITATION  AGREEMENT.  The Advisor and the Trust have  entered into an
Expense Limitation Agreement under which the Advisor has agreed to waive its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses, dividend expense on securities sold short and payments, if any, under a Rule 12b-1 Plan) to not more than 1.35% of the average daily net assets of the Fund for the fiscal year ending March 31, 2010. It is expected that this contractual agreement will continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreement, as defined in the Investment Company Act of 1940, and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement. The Trust may terminate the Expense Limitation Agreement at any time. The Advisor may also terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90 days' notice to the Trust as set forth in the Expense Limitation Agreement.

PORTFOLIO MANAGER

The portfolio manager of the Fund is David B. Gilbert. He is a Chartered Financial Analyst and an Executive Vice President of the Advisor. Mr. Gilbert has over thirty years' experience in the investment business as an investment analyst and portfolio manager. Although he has specialized in managing stock portfolios, he has used selected mutual funds to provide exposure to foreign markets and to gain instant diversification in smaller accounts. Prior to his joining the Advisor in February 1994, Mr. Gilbert was President and co-founder of Salem Investment Counselors, Inc., where he was a portfolio manager for approximately $200 million in marketable securities. He has also provided financial and tax planning for high net worth individuals. Mr. Gilbert's earlier experiences include serving as Vice President in Capital Management of Wachovia Bank and Trust Company, N.A. in Winston-Salem. Mr. Gilbert received an MSBA in Management from the University of North Carolina at Greensboro in 1973 and a BA in Psychology from the University of Arkansas in 1964.

The Fund's Statement of Additional Information (the "SAI") provides additional information about Mr. Gilbert's compensation, other accounts managed by Mr. Gilbert, and Mr. Gilbert's ownership of shares of the Fund.

BOARD OF TRUSTEES

The Fund is the sole series of The Piedmont Investment Trust, an open-end management investment company organized as a Delaware statutory trust on November 22, 2004. The Trustees supervise the operations of the Fund according to applicable state and federal law, and are responsible for the overall management of the Fund's business affairs.

ADMINISTRATOR AND TRANSFER AGENT

Ultimus Fund Solutions, LLC ("Ultimus" or the "Transfer Agent", as appropriate) assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of the Fund, and provides the Fund with certain administrative and fund accounting services. In addition, Ultimus makes available the office space, equipment, personnel, and facilities required to provide services to the Fund.

Ultimus also serves as the transfer agent and dividend disbursing agent of the Fund. As such, Ultimus processes orders to purchase and redeem shares of the Fund, and disburses dividends paid by the Fund.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor") is the principal underwriter and serves as the exclusive agent for the distribution of the Fund's shares. The Distributor may sell the Fund's shares to or through qualified securities dealers or other approved entities. The Distributor is a wholly-owned subsidiary of Ultimus but is not affiliated with the Advisor.

INVESTING IN THE FUND
================================================================================

MINIMUM INVESTMENT

The Fund's shares are sold and redeemed at net asset value. Shares may be purchased directly from the Fund or through any broker-dealer authorized to sell shares of the Fund. The minimum initial investment in the Fund is $5,000 ($4,000 for IRAs) and the minimum additional investment is $250 ($100 for those participating in an automatic investment plan). The Fund may, at the Advisor's sole discretion, accept certain accounts with less than the minimum investment.

PURCHASE AND REDEMPTION PRICE

The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in proper form. An order is considered to be in proper form if it is complete and contains all necessary information and is delivered in an approved manner as set forth under the sections entitled "Purchasing Shares" or "Redeeming Shares", as applicable, below (e.g., for a purchase order: a completed application and payment in full of the purchase amount, and for a redemption order: the proper account information, the number of shares or dollar amount to be redeemed and appropriate signatures). A Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the

New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate net asset value on holidays or weekends when the NYSE is closed.


The valuation of portfolio securities is determined in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value using quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a mid-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation. Pursuant to policies adopted by the Trustees, the Advisor is responsible for notifying the Trustees (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund's policies regarding fair value pricing are intended to result in a calculation of the Fund's net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures. If such fair value price differs from the price that would have been determined using the Fund's normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have if the security were priced using the Fund's normal pricing procedures. The performance of the Fund may also be affected if a portfolio security's fair value price were to differ from the security's price using the Fund's normal pricing procedures. The Fund may also be unable to receive the portfolio security's fair value if the Fund should sell the security. To the extent any assets of the Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund's net asset value with respect to those assets is calculated based upon the reported net asset value of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. The Trustees monitor and evaluate the Fund's use of fair value pricing, and periodically review the results of any fair valuation under the Fund's policies.


PURCHASING SHARES

REGULAR  MAIL  ORDERS.  Payment  for  shares  must be made by check  from a U.S.
financial institution and payable in U.S. dollars. The Fund does not accept checks drawn on non-U.S. financial institutions, cash, money orders, credit card checks, starter checks, post-dated checks, traveler's checks, cashier's checks for less than $10,000 or third party checks. If checks are returned due to insufficient funds or other reasons, the purchase will be canceled.

The prospective investor will also be responsible for any losses or expenses incurred by the Fund or the Transfer Agent. The Fund may redeem shares of the Fund already owned by the purchaser or another identically registered account to recover any such losses. For regular mail orders, please complete an account application and mail it, along with your check made payable to "The Piedmont Select Equity Fund", to:

                        THE PIEDMONT SELECT EQUITY FUND
                        c/o Ultimus Fund Solutions, LLC
                        P.O. Box 46707
                        Cincinnati, Ohio 45246-0707

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.


BANK WIRE PURCHASES. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please be sure you have completed an account application prior to your initial investment and call the Fund at 1-888-859-5865 to advise the Fund of the investment, dollar amount, and account identification number.


The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Fund receives payment by wire in proper form, provided that the completed account application has been accepted by the Transfer Agent and determined to be in proper form. See "Purchasing Shares - Regular Mail Orders" above.


PURCHASES THROUGH BROKERS OR FINANCIAL INSTITUTIONS. The Fund may authorize certain brokers or financial institutions to accept purchase and redemption orders on its behalf and such brokers or financial institutions are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when an authorized broker or financial institution, or authorized designee, accepts the order in proper form. The orders will be priced at the next calculation of the Fund's net asset value after the authorized broker or financial institution or authorized designee receives the orders. Investors may also be charged a fee by a broker or financial institution if shares are purchased through such broker or financial institution.


ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current net asset value. The minimum additional investment is $250. Before adding to your account by bank wire, please call the Fund at 1-888-859-5865 to advise the Fund of the investment, dollar amount, and account identification number. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.


AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the shareholder's checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the net asset value on or about the 15th day and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund. Call or write the Fund for an application form. There is currently no charge for this service, but the Fund reserves the right, upon 30 days written notice, to impose reasonable charges.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund. Please call 1-888-859-5865 for more information.


PURCHASES IN KIND. You may, if the Fund approves, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment objective, restrictions and policies) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. To ascertain whether your securities will qualify to be accepted as a purchase in kind for the Fund, please contact the Advisor at 1-800-773-3863. If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute the Fund's net asset value.

STOCK CERTIFICATES. The Fund does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund's share registry. Investors receive periodic account statements (and, where applicable, purchase confirmations) that show the number of shares owned.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. Under the USA PATRIOT Act of 2001, the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for, among other things, the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor's driver's license or other identifying documents. An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Fund receives this required information.


Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. If after opening an account the Fund is unable to verify the investor's identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor. If the Fund closes an investor's account because the Fund was unable to verify the investor's identity, the Fund will value the account at the Fund's next net asset value calculated after the investor's account is closed. In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment. The Fund will not be responsible for any losses incurred due to the Fund's inability to verify the identity of any investor opening an account.

REDEEMING SHARES

REGULAR MAIL REDEMPTIONS. Regular mail redemption requests should be addressed to:

      REGULAR MAIL                           EXPRESS/OVERNIGHT MAIL
      The Piedmont Investment Trust          The Piedmont Investment Trust
      c/o Ultimus Fund Solutions, LLC        c/o Ultimus Fund Solutions, LLC
      P.O. Box 46707                         225 Pictoria Drive, Suite 450
      Cincinnati, Ohio 45246-0707            Cincinnati, Ohio 45246

Regular mail redemption requests should include the following:

      (1) Your letter of instruction specifying the Fund, account number, and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
      (2) Any required signature guarantees (see "Signature Guarantees" below); and
      (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, pension or profit sharing plans, and other entities.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request in proper form. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (normally no more than 15 days) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.


TELEPHONE REDEMPTIONS. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-888-859-5865.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described in the "Signature Guarantees" section below. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

BANK WIRE REDEMPTIONS. Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your account application. If your instructions request a redemption by wire, you will be charged a $15 processing fee by the Fund's custodian. The Fund reserves the right, upon 30 days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the address of record for the account.


THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem your shares through a broker or financial institution that has been authorized to accept orders on behalf of the Fund at the net asset value next determined after your order is received by such organization in proper form. Net asset value is normally determined at 4:00 p.m., Eastern time. Your broker or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $5,000 or more may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount (not less than $100). Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. There is currently no charge for this service, but the Fund reserves the right, upon 30 days written notice, to impose reasonable charges. Call the Transfer Agent at 1-888-859-5865 for additional information.

MINIMUM ACCOUNT SIZE. The Trustees reserve the right to redeem involuntarily any account having a value of less than $5,000 ($4,000 for IRAs) (due to redemptions, and not due to market action) upon 30 days' prior written notice. If the shareholder brings his account value up to at least $5,000 ($4,000 for IRAs) during the notice period, the account will not be redeemed. Redemptions from retirement accounts may be subject to penalties, in addition to income tax.


REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its shares by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them may incur brokerage costs when these securities are sold. An irrevocable election has been filed pursuant to Rule 18f-1 under the Investment Company Act of 1940, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund's net assets at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund's election.


SIGNATURE GUARANTEES. To protect you and the Fund against fraud, certain requests require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You will need to have your signature guaranteed in certain situations, such as:

      (1)   If the shares redeemed have a value of more than $50,000;

      (2)   If you are changing a shareholder's name of record;
      (3)   If the payment of the proceeds of a redemption  of any amount are to be sent to any person, address or bank account not on record;
      (4)   If the redemption of any amount is to occur where the name(s) or the address on your account has changed within the previous 30 days;
      (5)   If you are  transferring  Fund  shares  to  another  account  with a different registration (name/ownership) from yours; or
      (6) If you are adding or changing Automated Clearing House ("ACH") or wire instructions, telephone redemption options, or any other election in connection with your account.

The Fund will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. Members of STAMP are subject to dollar limitations which must be considered when requesting their guarantee. The Fund may reject any signature guaranteed transaction if it believes the transaction would otherwise be improper.


The Fund and the Transfer Agent reserve the right to require signature guarantees on all redemptions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent at 1-888-859-5865.


MISCELLANEOUS. You must be a U.S. citizen or U.S. resident with a valid social security number to invest in the Fund. The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason; (ii) refuse any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared; and (iii) suspend its offering of shares at any time.

The Fund may suspend redemptions, if permitted by the Investment Company Act of 1940, for any period during which the NYSE is closed or during which trading is restricted by the Securities and Exchange Commission ("SEC") or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares of the Fund ("Frequent Trading") may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund's portfolio holdings, and increased brokerage and administration costs. Due to the potential of overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover, which may result in increased capital gains taxes for shareholders of the Fund.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Fund. The Fund does not accommodate Frequent Trading. The Fund, through its service providers, monitors shareholder trading activity to help ensure compliance with the Fund's policies. The Fund prepares reports illustrating purchase and redemption activity to detect
Frequent Trading activity. Under the Fund's policy, the Advisor has the discretion to refuse to accept further purchase orders from an investor if the Advisor believes the investor has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders. In addition, the Fund intends to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction. The Fund may modify any terms or conditions applicable to the purchase of Fund shares or modify its policies as it deems necessary to deter Frequent Trading.

The Frequent Trading policy is intended to apply uniformly, except that the Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks ("Intermediary Accounts"). Therefore, this policy may not be applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange shares of the Fund without the identity of the particular shareholders being known to the Fund. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange shares of the Fund without the identity of the underlying shareholder being known to the Fund. Accordingly, the ability of the Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts could be limited, and there is no guarantee that the Fund can identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. However, the Fund reviews certain trading activity at the omnibus account and Intermediary Account level, and looks for activity that may indicate potential Frequent Trading or market timing. If suspicious trading activity is detected, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Each intermediary that offers the Fund's shares through an omnibus account has entered into an information sharing agreement with the Fund designed to assist the Fund in stopping Frequent Trading. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest with the Fund through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

The Frequent Trading policy will not apply if the Advisor determines that a purchase and redemption pattern is not a Frequent Trading pattern intended to respond to short-term fluctuations in the securities markets, such as inadvertent errors that result in frequent purchases and redemptions.
Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in the Fund and redeems immediately after recognizing the error). The investor shall have the burden of proving to the sole satisfaction of the Advisor that a frequent purchase and redemption pattern was the result of an inadvertent error. In such a case the Advisor may choose to accept further purchase orders for such investor account.

OTHER IMPORTANT INVESTMENT INFORMATION
================================================================================

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

The Fund will distribute most of its income and realized gains to its shareholders every year. Dividends paid by the Fund derived from net investment income, if any, are paid quarterly and capital gains distributions, if any, are made at least annually. Shareholders may elect to receive dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund is not taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.


Distributions attributable to net investment income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.


In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax (presently at the rate of 28%) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Briggs, Bunting & Dougherty, LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is incorporated by reference into the SAI and is contained in the Annual Report of the Fund, copies of which may be obtained at no charge by calling the Fund at 1-888-859-5865.


                                                        YEAR           YEAR           YEAR          PERIOD
                                                       ENDED          ENDED          ENDED          ENDED
PER SHARE DATA FOR A SHARE                            MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
OUTSTANDING THROUGHOUT EACH PERIOD                      2009           2008           2007          2006(a)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ...........   $    10.22     $    11.14     $    10.93     $    10.00
                                                     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income (loss) ..................        (0.02)         (0.07)          0.03          (0.07)
   Net realized and unrealized gains (losses) on
      investments ................................        (2.70)         (0.84)          0.24           1.09
                                                     ----------     ----------     ----------     ----------
Total from investment operations .................        (2.72)         (0.91)          0.27           1.02
                                                     ----------     ----------     ----------     ----------

Less distributions:
   From net investment income ....................         --            (0.01)         (0.02)          --
   From net realized gains on investments ........         --             --            (0.04)         (0.09)
                                                     ----------     ----------     ----------     ----------
Total distributions ..............................         --            (0.01)         (0.06)         (0.09)
                                                     ----------     ----------     ----------     ----------

Net asset value at end of period .................   $     7.50     $    10.22     $    11.14     $    10.93
                                                     ==========     ==========     ==========     ==========

Total return (b) .................................      (26.61%)        (8.17%)         2.52%         10.24%(c)
                                                     ==========     ==========     ==========     ==========

Net assets at end of period (000's) ..............   $   11,319     $   16,022     $   16,488     $    2,928
                                                     ==========     ==========     ==========     ==========

Ratios/supplementary data:

   Ratio of gross expenses
      to average net assets ......................        2.45%          2.22%          2.31%          9.53%(e)

   Ratio of net expenses
      to average net assets(d) ...................        1.62%(f)       1.67%(f)       1.38%(f)       2.25%(e)

   Ratio of net investment income (loss)
      to average net assets(d) ...................       (0.23%)        (0.60%)         0.39%         (0.89%)(e)

   Portfolio turnover rate .......................          67%            82%           114%           129%(c)

(a) Represents the period from the commencement of operations (April 26, 2005) through March 31, 2006.
(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)   Not annualized.
(d)   Ratio  was   determined   after   advisory   fee   waivers   and   expense
      reimbursements.
(e)   Annualized.
(f) The net expense ratio listed is greater than the expense limit of 1.35% due to dividends on securities sold short and interest expense, if any.

--------------------------------------------------------------------------------

                          THE PIEDMONT INVESTMENT TRUST
================================================================================
                                 PRIVACY POLICY

Your privacy is important to us. We are committed to maintaining your privacy and preserving the private nature of our relationship with you. We want you to be aware of how we handle your nonpublic personal information. Therefore we have established the policies and procedures for collecting and disclosing nonpublic personal information as described below.

INFORMATION WE COLLECT-

We collect nonpublic personal information (including personally identifiable financial information) about you from various sources, including:

o Information we receive from you on applications, other forms, your use of our web site and by other means. This information may include your name, address and social security number; and

o Information about your transactions with us or others, such as your account balance and investment history.

INFORMATION WE DISCLOSE-

We do not disclose any nonpublic personal information about our consumers, customers or former customers to anyone, except as permitted by law.

CONFIDENTIALITY AND SECURITY-

We restrict access to nonpublic personal information about you to those who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

ACCURACY OF YOUR INFORMATION-

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 1-888-859-5865. One of our service representatives will be happy to review, correct or update your information.

CHANGES TO THIS POLICY-

If, at any time in the future, it is necessary to disclose any of your nonpublic personal information in a way inconsistent with this policy, we will give you advance notice of the proposed change and, if appropriate, the opportunity to opt-out of such disclosure.

ENTITIES COVERED BY THIS NOTICE-

This notice is being provided by The Piedmont Investment Trust with respect to:

o     The Piedmont Select Equity Fund

--------------------------------------------------------------------------------

                   [This page is not part of the Prospectus.]

ADDITIONAL INFORMATION
================================================================================

                         THE PIEDMONT SELECT EQUITY FUND

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Additional information about the Fund's investments is also available in the Fund's Annual and Semi-Annual Reports to shareholders. The Fund's Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


To obtain a free copy of the SAI and the Annual and Semi-Annual Reports or other information about the Fund or make shareholder inquiries, please contact the Fund as follows:


BY TELEPHONE:          1-888-859-5865

BY MAIL:               THE PIEDMONT SELECT EQUITY FUND
                       c/o Ultimus Fund Solutions, LLC
                       225 Pictoria Drive, Suite 450
                       Cincinnati, Ohio 45246

ON THE INTERNET:       http://www.piedmontselectfund.com

Only one copy of a Prospectus or an Annual or Semi-Annual Report will be sent to each household address. This process, known as "Householding," is used for most required mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of the prospectus or an Annual or Semi-Annual Report or make shareholder inquiries at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act file number 811-21689

                       STATEMENT OF ADDITIONAL INFORMATION

                         THE PIEDMONT SELECT EQUITY FUND


                                 August 1, 2009


                                   A SERIES OF
                          The Piedmont Investment Trust
                         120 Club Oaks Court, Suite 200
                       Winston Salem, North Carolina 27104
                            Telephone 1-888-859-5865

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----


OTHER INVESTMENT POLICIES......................................................2
INVESTMENT LIMITATIONS........................................................10
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION...............................11
DESCRIPTION OF THE TRUST......................................................12
MANAGEMENT AND OTHER SERVICE PROVIDERS........................................13
PURCHASES, REDEMPTIONS AND SPECIAL SHAREHOLDER SERVICES ......................21
DISCLOSURE OF PORTFOLIO HOLDINGS..............................................23
NET ASSET VALUE...............................................................24
ADDITIONAL TAX INFORMATION....................................................25
ADDITIONAL INFORMATION ON PERFORMANCE.........................................27
FINANCIAL STATEMENTS..........................................................29
APPENDIX A - DESCRIPTION OF RATINGS...........................................30
APPENDIX B - PROXY VOTING POLICIES............................................34


This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectus for The Piedmont Select Equity Fund (the "Fund"), dated the same date as this SAI, and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. The Fund issues an annual report (the "Annual Report") after the end of each fiscal year that includes financial statements for the Fund. Information from the Annual Report is incorporated by reference into this SAI. Copies of the Fund's Prospectus, Annual Report, and/or Semi-annual Report may be obtained at no charge by writing or calling the Fund at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                            OTHER INVESTMENT POLICIES


The Piedmont Investment Trust ("Trust") was organized on November 22, 2004 as a Delaware statutory trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Fund is a separate, non-diversified series of the Trust. Prior to August 1, 2007, the Fund was known as The Piedmont Select Value Fund. The following policies supplement the Fund's investment objective and policies as described in the Prospectus for the Fund. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Fund may invest.


GENERAL INVESTMENT RISKS. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund's investment program will be successful. Investors should carefully review the descriptions of the Fund's investments and their risks described in the Prospectus and this SAI.

EQUITY SECURITIES. The equity portion of the Fund's portfolio will generally be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market. In addition to common stocks, the equity portion of the Fund's portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds. Prices of equity securities in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company's particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will most likely decline.

COMPANIES WITH UNUSUAL VALUATIONS BASED UPON MANY TRADITIONAL METHODS. The Fund may invest in securities of companies whose market prices grow and very quickly reflect unreasonable valuations by traditional valuation techniques. Many of these types of companies have a low level of revenues relative to their market capitalization, and many are not yet profitable.

Since the prices of the securities of these companies do not reflect the usual relationships between price and corporate revenues, income or profits, investments in these securities are accompanied by a substantial risk of loss because of their volatility and speculative nature. Numerous factors may cause the prices of these securities to fall precipitously, which may cause the Fund to sustain substantial losses on any investments in such companies. These factors include, but are not limited to, market participants evaluating these securities using more traditional valuation techniques, investors taking less interest in these securities, a general downturn in the market for these securities, or adverse changes in market participants' expectations regarding the potential markets, revenues, income, or profitability for these types of companies.

FOREIGN SECURITIES. The Fund may invest directly or indirectly in foreign equity securities traded on U.S. national exchanges or over-the-counter and in foreign securities represented by American Depository Receipts ("ADRs"), as described below. The Fund may also invest in foreign currency-denominated fixed-income securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than domestic custodial arrangements, and transaction costs of foreign currency conversions.

ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

CONVERTIBLE SECURITIES. Although the equity investments of the Fund consist primarily of common and preferred stocks, the Fund may buy securities convertible into common stock if, for example, Sheets Smith Wealth Management, Inc., the Fund's investment advisor (the "Advisor"), believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount. The Fund's ability to invest in warrants may be limited by the Fund's investment restrictions.

REAL ESTATE SECURITIES. The Fund will not invest in real estate (including mortgage loans and limited partnership interests), but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates and declines in the value of and demand for real estate .

CORPORATE AND MUNICIPAL DEBT SECURITIES. The Fund may invest in fixed income investments, including corporate, municipal, or other government debt securities. Corporate and municipal debt obligations purchased by the Fund may be any credit quality, maturity, or yield. Accordingly, the Fund's debt securities may include "investment grade" securities (those rated at least Baa by Moody's Investors Service, Inc. ("Moody's"), BBB by Standard & Poor's ("S&P") or Fitch Ratings Ltd. ("Fitch"), or if not rated, of equivalent quality in the Advisor's opinion). In addition, the Fund's debt securities may include lower-rated debt securities including, without limitation, junk bonds. Debt obligations rated Baa by Moody's or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Debt obligations rated lower than Baa by Moody's or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal. Descriptions of the quality ratings of Moody's, S&P, and Fitch are contained in Appendix A of this SAI. While the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.



Debt securities are also subject to interest rate and credit risk. Interest rate risk is the risk that securities instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk (such as bonds and other debt instruments) will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities. Credit risk is the risk that the Fund could lose money if the issuer or guarantor of a debt instrument is unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. Credit risk usually applies to most debt instruments, but generally is not a factor for U.S. Government securities. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Certain securities issued by U.S. Government agencies, authorities, or instrumentalities in which the Fund may invest are neither issued nor guaranteed as to principal and interest by the U.S. Government and may be exposed to credit risk.

MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments including U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they are eligible for purchase by the Fund. Money market instruments also may include Banker's
Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes ("Master Notes").

BANKER'S ACCEPTANCES are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance, the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured, interest bearing debt obligation of a bank. COMMERCIAL PAPER is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody's, S&P, or Fitch, or if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.


INVESTMENT COMPANIES. The Fund may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds. The Fund expects to rely on Rule 12d1-1 under the Investment Company Act of 1940 (the "1940 Act") when purchasing shares of a money market fund. Under Rule 12d1-1, the Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge ("sales charge"), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA"), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund ("service fee"); or the investment advisor waives its management fee in an amount necessary to offset any sales charge or service fee. The Fund expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds. Under Section 12(d)(1)(F), the Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company's total outstanding stock (the "3% Limitation"). To the extent the 3% Limitation applies to an investment the Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Advisor considers optimal. Also, in the event that there is a proxy vote with respect to shares of another investment company purchased and held by the Fund under
Section 12(d)(1)(F), then the Fund will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy. Investments in other investment companies subject the Fund to additional operating and management fees and expenses. For example, Fund investors will indirectly bear fees and expenses charged by underlying investment companies in which the Fund invests, in addition to the Fund's direct fees and expenses.

EXCHANGE TRADED FUNDS. The Fund may invest in Exchange Traded Funds ("ETFs"). An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. An ETF portfolio holds the same stocks or bonds as the index it tracks, so its market price fluctuates with the value of the index at any given time. ETFs are also subject to the risks of the underlying securities and the market price of shares of ETFs may trade at a discount to their net asset value. ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees, and marketing expenses, and ETF shareholders, such as the Fund, pay their proportionate share of these expenses. Your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund's direct fees and expenses.


U. S. GOVERNMENT SECURITIES. The Fund may invest in U.S. Government securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as the Government National Mortgage Association ("GNMA") and the Overseas Private Investment Corporation ("OPIC") as well as obligations of U.S. Government authorities, agencies, and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Housing Administration ("FHA"), Federal Farm Credit Bank ("FFCB"),
Federal Home Loan Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), Small Business Administration ("SBA") and The Tennessee Valley Authority ("TVA"). U.S. Government securities may also be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g., GNMA and OPIC), several are supported by the right of the issuer to borrow from the U.S. Government (e.g., FNMA and FHLMC), and still others are supported only by the credit of the issuer itself (e.g., SLMA and FFCB). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser acquires ownership of a U.S. Government security and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser's holding period. Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Fund may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS. The Fund may also engage in reverse repurchase agreements. Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees of the Trust ("Board" or "Trustees"), the Advisor determines the liquidity of the Fund's investments, and through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. Investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

RESTRICTED SECURITIES. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

FUNDING AGREEMENTS. The Fund may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

OPTIONS. The Fund may purchase and write put and call options on securities. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

FUTURES CONTRACTS. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC"). No purchase price is paid or received when the contract is entered into. Instead, the Fund, upon entering into a futures contract (and to maintain the Fund's open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its initial and variation margin deposits.

The Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

SECURITIES INDEX FUTURES CONTRACTS. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

OPTIONS ON FUTURES CONTRACTS. The Fund may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

The Fund will write options only on futures contracts that are "covered." The Fund will be considered "covered" with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Fund segregates with its custodian cash, U.S. Government securities, or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). The Fund will be considered "covered" with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract. The Fund will be considered "covered" with respect to a call option it has written on a securities index future if the Fund owns securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts may be used as a means of hedging the Fund's portfolio against a general decline in market prices. The purchase of a call option on a futures contract may represent a means of hedging the Fund's portfolio against a market advance when the Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund's portfolio securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Fund intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Options and futures can be volatile instruments and involve certain risks. If the Advisor applies a hedge at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market. The Fund will not engage in transactions in futures contracts and related options for speculation. In addition, the Fund will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for "bona fide hedging" purposes (as defined under the CFTC regulations) or (ii) if purchased for other purposes, the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are "in-the-money" (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund's total assets. In instances involving the purchase of futures contracts or the writing of put options thereon by the Fund, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by the Fund, the securities underlying such futures contracts or options will at all times be maintained by the Fund or, in the case of index futures and related options, the Fund will own securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor feels such action is appropriate. In such a case, the Fund could incur a short-term gain or loss.

SHORT SALES OF SECURITIES. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale transaction, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs. The Fund then sells the borrowed security to a buyer in the market. The Fund will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender. Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale. When the Fund makes a short sale, the Fund will segregate liquid assets (such as cash, U.S. Government securities, or equity securities) on the Fund's books and/or in a segregated account at the Fund's custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest, and/or transaction costs due to the broker-dealer lender. In determining the amount to be segregated, any securities that have been sold short by the Fund will be marked to market daily. To the extent the market price of the security sold short increases and more assets are required to meet the Fund's short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund's short position obligations. If the Fund does not have the assets to cover a short sale, then the Fund's potential losses on the short will be unlimited because the security's price may appreciate indefinitely.

In addition, the Fund may make short sales "against the box", i.e., the Fund sells a security short when the Fund has segregated securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and holds such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Trustees. In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances. The Fund may not lend securities to any company affiliated with the Advisor. Each loan of securities will be collateralized by cash, securities, or letters of credit. The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.


LACK OF DIVERSIFICATION. The Fund is a non-diversified fund, which means that the Trust has not made an election to be a "diversified" investment company under the 1940 Act. Most mutual funds elect to be "diversified" funds that, as to 75% of their assets, cannot invest more than 5% of their assets in the securities of any one issuer at any given time. A non-diversified fund is not subject to this limitation, and so it can hold a relatively small number of securities in its portfolio. Even a non-diversified fund has to have some diversification for tax purposes, though. Under the tax code, all mutual funds are required, at the end of each quarter of the taxable year, to have (i) at least 50% of the value of the Fund's total assets invested in cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, limited with respect to any one issuer for the purposes of this calculation, to an amount not greater than 5% of the value of the Fund's total assets; and (ii) not more than 25% of the value of its total assets invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

Subject to the requirements of the tax code and the Fund's investment restrictions (see "Investment Limitations" below), the Fund may make significant investments in the securities of a particular issuer, the securities of companies in a particular industry, or the securities of companies in a sector within a particular industry. Such a concentration of Fund investments exposes the Fund to additional risks, and greater potential for significant share price fluctuation. The Fund may or may not have a diversified portfolio of investments at any given time, and may have large amounts of assets invested in a very small number of companies, industries, or securities. Such lack of diversification substantially increases market risks and the risk of loss associated with an investment in the Fund, because the value of each security will have a greater impact on the Fund's performance and the value of each shareholder's investment. When the value of a security in a non-diversified fund falls, it may have a greater impact on the fund than it would have in a diversified fund.


PORTFOLIO TURNOVER. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund's portfolio change during a year's time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover could lower performance of the Fund due to increased costs and may also result in the realization of capital gains. If the Fund realizes capital gains when it sells its portfolio investments, it must generally distribute those gains to shareholders, increasing their taxable distributions. Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be less than 150%.

TEMPORARY DEFENSIVE POSITIONS. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities). When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of the Fund's outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

FUNDAMENTAL RESTRICTIONS.  As a matter of fundamental policy, the Fund may not:

(1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(2)   Issue senior securities, except as permitted by the 1940 Act;

(3) Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(4) Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(6) Make investments for the purpose of exercising control or management over a portfolio company;

(7) Invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(8) Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(9) Purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities); or

(10) Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

NON-FUNDAMENTAL RESTRICTIONS. The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

(1) Invest in interests in oil, gas, or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs; or

(2) Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants.

With respect to these "fundamental" and "non-fundamental" investment restrictions, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund. The Advisor shall manage the Fund's portfolio in accordance with the terms of the Investment Advisory Agreement by and between the Advisor and the Trust on behalf of the Fund (the "Advisory Agreement"), which is described in detail under "Management and Other Service Providers - Investment Advisor." The Advisor serves as investment advisor for a number of client accounts, including the Fund. Investment decisions for the Fund are made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor.

BROKERAGE SELECTION. The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of portfolio securities transactions to broker-dealers. The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts. In accordance with these policies and procedures, in executing Fund transactions and selecting brokers to be used in portfolio transactions, the Advisor's general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Advisor considers a number of judgmental factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Advisor's past experience with similar trades, and other factors that may be unique to a particular order. Recognizing the value of these judgmental factors, the Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Advisory Agreement, the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians, and other providers. Research may be received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e., not related to the making of investment decisions). Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above may make available to the Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Advisor in connection with advisory clients other than the Fund and not all such services may be useful to the Advisor in connection with the Fund. Although such information may be a useful supplement to the Advisor's own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Advisor in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Advisor by the Fund.

The Fund may invest in securities traded in the over-the-counter market. Transactions in the over-the-counter market are generally transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. The Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and/or executions are available elsewhere. When a transaction involves exchange listed securities, the Advisor considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed or effecting the transaction in the institutional market.


During the fiscal periods ended March 31, 2009, 2008 and 2007, the Fund paid brokerage commissions of $11,225, $14,072 and $10,625, respectively.


AGGREGATED TRADES. While investment decisions for the Fund are made independently of the Advisor's other client accounts, the Advisor's other client accounts may invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover is not a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover may lower performance of the Fund due to increased transaction costs and may also result in realization of short-term capital gains taxed at ordinary income tax rates.

                            DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on November 22, 2004, is an open-end management investment company. The Trust's Declaration of Trust ("Trust Instrument") authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust currently consists of one series: The Piedmont Select Equity Fund (formerly "The Piedmont Select Value Fund"). Additional series and/or classes may be created from time to time. The number of shares of the Trust shall be unlimited. When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive or conversion rights.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved upon liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Rights of shareholders cannot be modified by less than a majority vote. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

The Trustees hold office indefinitely, except that: (i) any Trustee may resign or retire and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust. In case a vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee's bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     MANAGEMENT AND OTHER SERVICE PROVIDERS

The Trustees are responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee the business activities of the Fund. This section of the SAI provides information about the persons who serve as Trustees and executive officers of the Trust, as well as the entities that provide services to the Fund.

TRUSTEES AND OFFICERS. The following table lists the Trustees and executive officers of the Trust, their ages and addresses, their present positions with the Trust, and their principal occupations during the past five years. Each Trustee and executive officer holds office for an indefinite period, until his resignation or removal. Those Trustees who are "interested persons" (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Advisor are indicated in the table.

-------------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                                                      IN FUND
                           POSITION(S)   LENGTH                                       COMPLEX      OTHER DIRECTORSHIPS OF
    NAME, ADDRESS AND       HELD WITH   OF TIME       PRINCIPAL OCCUPATION(S)       OVERSEEN BY    PUBLIC COMPANIES HELD
           AGE                TRUST      SERVED         DURING PAST 5 YEARS           TRUSTEE            BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
                                                   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------

Richard V. Fulp (age 67)   Trustee      Since     Director of Franklin Street            1        None
2325 Warwick Road                       August    Partners, Inc. (investment
Winston-Salem, NC 27104                 2006      manager) since 1994 and
                                                  Managing Partner since 1997;
                                                  Managing Partner of Franklin
                                                  Street Ventures (venture
                                                  capital firm) since 1997;
                                                  Chairman of the Board of
                                                  Franklin Street Trust Company
                                                  (NC chartered trust company)
                                                  since 1994; Director since 2007
                                                  and Treasurer since 2008 of
                                                  Arbor Acres, Inc. (non-profit
                                                  retirement home).
-------------------------------------------------------------------------------------------------------------------------
Greg A. Christos (age 52)  Trustee      Since     Chief Executive Officer of             1        None
SECUSA Holdings Inc.                    August    SECUSA Holdings Inc.
4309 Emperor Boulevard                  2006      (leveraged-buy-out and merchant
Suite 100                                         banking company) since June
Durham, NC 27703                                  2003.
-------------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED TRUSTEE*
-------------------------------------------------------------------------------------------------------------------------
David B. Gilbert (age 66)  Trustee and  Since     Executive Vice President,              1        None
120 Club Oaks Court        President/   April     Sheets Smith Wealth  Management,
Suite 200                  Treasurer    2009      Inc. since February 1994.
Winston-Salem, NC 27104    (Principal
                           Executive
                           Officer and
                           Principal
                           Financial
                           Officer)
-------------------------------------------------------------------------------------------------------------------------
*     Mr. Gilbert is an Interested Trustee because he is Executive Vice President of Sheets Smith Wealth Management, Inc.,
      the investment advisor of the Fund.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                 OTHER EXECUTIVE OFFICERS
-------------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey (age 52)  Vice         Since     Managing Director of Ultimus
225 Pictoria Drive         President    June      Fund Solutions, LLC (the Fund's
Suite 450                               2007      administrator) and Ultimus Fund
Cincinnati, OH 45246                              Distributors, LLC (the Fund's
                                                  distributor)
-------------------------------------------------------------------------------------------------------------------------
John F. Splain (age 52)    Secretary    Since     Managing Director of Ultimus
225 Pictoria Drive                      June      Fund Solutions, LLC and Ultimus
Suite 450                               2007      Fund Distributors, LLC
Cincinnati, OH 45246
-------------------------------------------------------------------------------------------------------------------------
Paul T. Anthony (age 44)   Chief        Since     Investment Advisor since 1999
120 Club Oaks Court        Compliance   May       and Chief Compliance Officer
Suite 200                  Officer      2006      since 2005 of Sheets Smith
Winston-Salem, NC 27104                           Wealth Management, Inc.
-------------------------------------------------------------------------------------------------------------------------

BOARD  COMMITTEES.   The  Trustees  have  established  the  following   standing
committees:


      AUDIT COMMITTEE: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees. The Audit
      Committee  operates  pursuant  to an Audit  Committee  Charter.  The Audit
      Committee meets as necessary and met one time during the Fund's last fiscal year.


      NOMINATING COMMITTEE: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The Nominating Committee meets only as necessary and did not meet during the Trust's last fiscal year. The Nominating Committee will not consider nominees recommended by shareholders of the Trust.

      PROXY VOTING COMMITTEE: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee determines how the Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand. The Proxy Voting Committee reviews the Trust's Proxy Voting Policy and recommends any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee also decides if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Fund's last fiscal year.

      QUALIFIED LEGAL COMPLIANCE COMMITTEE: The Independent Trustees are the current members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees, or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund's last fiscal year.


BENEFICIAL OWNERSHIP OF SHARES OF THE FUND. The table below shows for each Trustee, the value of Fund shares beneficially owned and the aggregate value of investments in shares of all funds in the Fund complex, stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D =
$50,001-$100,000; and E = over $100,000. The information is presented as of December 31, 2008.

-------------------------------------------------------------------------------------------
                                                               AGGREGATE DOLLAR RANGE OF
                                                               OWNERSHIP OF SHARES OF ALL
                       DOLLAR RANGE OF SHARES OF THE FUND    FUNDS IN FUND COMPLEX OVERSEEN
NAME OF TRUSTEE                 OWNED BY TRUSTEE                       BY TRUSTEE
-------------------------------------------------------------------------------------------
                               INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------
Richard V. Fulp                        C                                   C
-------------------------------------------------------------------------------------------
Greg A. Christos                       A                                   A
-------------------------------------------------------------------------------------------
                               INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------
David B. Gilbert                       E                                   E
-------------------------------------------------------------------------------------------

OWNERSHIP OF SECURITIES OF ADVISOR, DISTRIBUTOR OR RELATED ENTITIES. As of December 31, 2008, none of the Independent Trustees and/or their immediate family members owned securities of the Advisor, the Distributor or any entity controlling, controlled by, or under common control with the Advisor or the Distributor.

COMPENSATION. Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor receive no salary or fees from the Trust. Independent Trustees receive an annual retainer of $2,000, plus $250 per Board meeting attended in person and $100 per meeting attended by telephone. The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings. The following table reflects the amount of compensation received by each Trustee during the fiscal year ended March 31, 2009.

--------------------------------------------------------------------------------------------------------------------------------
                                   AGGREGATE          PENSION OR RETIREMENT     ESTIMATED ANNUAL      TOTAL COMPENSATION FROM
                                 COMPENSATION          BENEFITS ACCRUED AS        BENEFITS UPON            FUND AND FUND
      NAME OF TRUSTEE            FROM THE FUND        PART OF FUND EXPENSES         RETIREMENT        COMPLEX PAID TO TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
                                                     INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
Richard V. Fulp                      $2,800                   None                    None                     $2,800
--------------------------------------------------------------------------------------------------------------------------------
Greg A. Christos                     $2,800                   None                    None                     $2,800
--------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
David B. Gilbert                      None                    None                    None                      None
--------------------------------------------------------------------------------------------------------------------------------
David M. Clark, III **                None                    None                    None                      None
--------------------------------------------------------------------------------------------------------------------------------

**    Resigned in March 2009.


CODES OF ETHICS. The Trust, the Advisor and the Distributor have each adopted a code of ethics, as required under Rule 17j-1 of the 1940 Act, that is designed to prevent personnel of the Trust, the Advisor and the Distributor subject to the code from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to a code). The codes of ethics permit personnel of the Trust, the Advisor and the Distributor subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions and pre-approval requirements. In addition,  the  code of  ethics  requires  that  portfolio  managers  and  other investment personnel of the Advisor report their personal securities transactions and holdings, which are reviewed for compliance with the code.

ANTI-MONEY LAUNDERING PROGRAM. The Trust has adopted an anti-money laundering ("AML") program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. The Trust's AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Fund's service providers are also responsible for monitoring the program. The AML program is subject to the continuing oversight of the Trustees.

PROXY VOTING POLICIES. The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Trustees. Copies of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Proxy Voting Policies and Procedures are included as Appendix B to this SAI. No later than August 31 of each year, the Fund files Form N-PX with the SEC. Form N-PX states how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30. Information regarding how the Fund voted proxies as set forth in its most recent filing of Form N-PX is available (i) without charge, upon request, by calling the Fund at 1-888-859-5865; and (ii) on the SEC's website at http://www.sec.gov.


PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 24, 2009, the Trustees and officers of the Trust as a group owned beneficially (i.e., direct or indirect voting and/or investment power) 13.81% of the then outstanding shares of the Fund. On the same date, the following shareholders owned of record more than 5% of the outstanding shares of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of July 24, 2009.

Name and Address of                         Amount and Nature of      Percentage
Record Owner                                Beneficial Ownership      Ownership
--------------------------------------------------------------------------------
US Bank                                          686,813.187            36.96%
FBO Eugene Pulliam Trust*
1555 N. Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212
--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                       339,821.542            18.29%
101 Montgomery St.
San Francisco, California 94104
--------------------------------------------------------------------------------
US Bank                                          275,994.800            14.85%
FBO JMD Family LLC
1555 N. Rivercenter Drive, Suite 302
Milwaukee, Wisconsin  53212
--------------------------------------------------------------------------------
US Bank                                          220,858.896            11.89%
FBO David B. Gilbert SEP IRA
P.O. Box 1787
Milwaukee, Wisconsin 53201
--------------------------------------------------------------------------------
Patterson & Co.                                  132,100.396            7.11%
1525 W WT Harris Boulevard,
Charlotte, North Carolina 28288
--------------------------------------------------------------------------------

* MAY BE DEEMED TO CONTROL THE FUND AS A RESULT OF BEING THE RECORD OWNER OF MORE THAN 25% OF THE OUTSTANDING SHARES.

INVESTMENT ADVISOR. Sheets Smith Wealth Management, Inc., 120 Club Oaks Court, Suite 200, Winston Salem, North Carolina 27104 (the "Advisor"), is the investment advisor to the Fund pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated August 31, 2006. Prior to August 31, 2006, the Fund was managed by Clark Capital Management, LLC (the "Former Advisor"). Detailed information about the Advisory Agreement and the Advisor and its duties and compensation as Advisor is contained in the Prospectus. The Advisor had approximately $435 million in assets under management as of June 30, 2008. The Advisor is controlled by John R. Sheets, who owns 89% of the outstanding shares of the Advisor. David B. Gilbert, who is a Trustee and officer of the Trust, is also an officer of the Advisor and as such may directly or indirectly receive benefits from the advisory fee paid to the Advisor.

The Advisory Agreement remains effective only so long as its renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty by the Trust on 60 days' notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 days' notice by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its "assignment," as such term is defined in the 1940 Act.


The Advisor manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with the portfolio manager who is authorized by the Trustees to execute purchases and sales of securities. David B. Gilbert is the Fund's portfolio manager and is responsible for the day-to-day management of the Fund's portfolio.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment, mistake of law, or any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; willful misfeasance, bad faith, or gross negligence on the part of the

Advisor in the performance of its duties; or reckless disregard of its duties and obligations under the Advisory Agreement.


The Advisor receives a monthly management fee equal to the annual rate of 0.90% the Fund's average daily net assets. In addition, the Advisor and the Fund have entered into an Expense Limitation Agreement pursuant to which the Advisor has agreed to waive its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's total annual operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, dividend expense on securities sold short, "acquired fund fees and expenses" as that term is defined in the Fund's prospectus, and payments, if any, under a Rule 12b-1
Plan) to not more than 1.35% of the average daily net assets of the Fund for the fiscal year ending March 31, 2010. It is expected that the Expense Limitation Agreement will continue in the future from year-to-year provided such continuance is approved by the Trustees. For the fiscal year ended March 31, 2009, the Advisor received investment advisory fees of $9,206 (which was net of fee waivers of $118,138 pursuant to the Expense Limitation Agreement). For the fiscal year ended March 31, 2008, the Advisor received investment advisory fees of $64,163 (which was net of fee waivers of $101,416 pursuant to the Expense Limitation Agreement). For the fiscal year ended March 31, 2007, the Advisor and Former Advisor waived all of their investment advisory fees (in the amount of $125,593) and reimbursed the Fund for other operating expenses in the amount of $4,047, pursuant to the Expense Limitation Agreement.

PORTFOLIO MANAGER

COMPENSATION. David B. Gilbert is a principal of the Advisor and his compensation consists of a salary, discretionary bonuses, deferred compensation, and pension and retirement plans and arrangements. Mr. Gilbert's compensation is not linked to the Fund's performance; however, it is based upon the advisory fees received from the accounts that he manages. Under the compensation arrangement, Mr. Gilbert receives a specified percentage of the investment advisory fee that is paid by the Fund to the Advisor under the Advisory Agreement. Mr. Gilbert receives such payments in the form of a monthly "draw," i.e., a lump sum payment that is advanced to the Mr. Gilbert by the Advisor on a monthly basis. The aggregate amount of such draws is then deducted by the Advisor from the percentage of the investment advisory fee payments that are otherwise owed to Mr. Gilbert by the Advisor when such fees are paid by the Fund.

OWNERSHIP OF FUND SHARES. The table below shows the value of Fund shares beneficially owned by the portfolio manager as of March 31, 2009, stated as one of the following ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000;
$100,001-$500,000; $500,001-$1,000,000; and over $1,000,000.

       ------------------------------------------------------------------
       NAME OF PORTFOLIO MANAGER        DOLLAR RANGE OF FUND SHARES OWNED
       ------------------------------------------------------------------
       David B. Gilbert                        $100,001 - $500,000
       ------------------------------------------------------------------

OTHER ACCOUNTS MANAGED. In addition to the Fund, Mr. Gilbert is responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of March 31, 2009:

------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF
                                                                                      ACCOUNTS     TOTAL ASSETS OF
                                                            TOTAL        TOTAL      MANAGED WITH    ACCOUNTS WITH
                                                          NUMBER OF    ASSETS OF    ADVISORY FEE       ADVISORY
      NAME OF                                             ACCOUNTS      ACCOUNTS      BASED ON       FEE BASED ON
 PORTFOLIO MANAGER             TYPE OF ACCOUNTS            MANAGED      MANAGED     PERFORMANCE      PERFORMANCE
------------------------------------------------------------------------------------------------------------------
David B. Gilbert     Registered Investment Companies:         0           $ 0            0               $ 0
                     Other Pooled Investment Vehicles:        0           $ 0            0               $ 0
                     Other Accounts:                         38       $200 million       0               $ 0
------------------------------------------------------------------------------------------------------------------

CONFLICTS OF INTERESTS. Mr. Gilbert's management of other accounts may give rise to potential conflicts of interest in connection with his management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. These other accounts include pension plans, foundations, endowments, and other separately managed private clients (the "Other Accounts"). The Other Accounts might have similar investment objectives as the Fund, or otherwise hold or purchase or sell securities that are eligible to be held, purchased, or sold by the Fund. While Mr. Gilbert's management of Other Accounts may give rise to the potential conflicts of interest described below, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has established policies and procedures that are designed to manage those conflicts in an appropriate way.

KNOWLEDGE OF THE TIMING AND SIZE OF FUND TRADES. A potential conflict of interest may arise as a result of Mr. Gilbert's day-to-day management of the Fund. Mr. Gilbert knows the size, timing, and possible market impact of Fund trades. It is theoretically possible that Mr. Gilbert could use this information to the advantage of Other Accounts he manages and to the possible detriment of the Fund. However, the Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.


INVESTMENT OPPORTUNITIES. The Advisor provides investment supervisory services for investment products that have varying investment guidelines. The same portfolio manager may work across different investment products. For some of these investment strategies, the Advisor may be compensated based on the profitability of the account. These incentive compensation structures may create a conflict of interest for the Advisor with regard to Other Accounts where the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment ideas that it believes might be the most profitable to the Other Accounts where the portfolio managers might share in investment gains. The Advisor has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm's investment strategy guidelines and individual client investment guidelines. When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT. Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (the "Service Agreements").

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Advisor under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

      -- prepares and assembles reports required to be sent to the Fund's shareholders and arranges for the printing and dissemination of such reports;

      -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;

      -- prepares and coordinates, in consultation with Trust counsel, the preparation of prospectuses, statements of additional information, registration statements and proxy materials;

      -- arranges for the dissemination to shareholders of the Fund's proxy materials and oversees the tabulation of proxies;

      -- files the Fund's federal income and excise tax returns and the Fund's state and local tax returns;

      -- assists in monitoring compliance of the Fund's operations with the 1940 Act and with its investment policies and limitations; and

      -- makes such reports and recommendations to the Trust's Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund's shareholders: maintains records for the Fund's shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.15% of the average daily net assets of the Fund up to $50 million; 0.125% of such assets between $50 million and $100 million; 0.10% of such assets between $100 million and $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets over $500 million; subject, however, to a minimum fee of $2,000 per month. The fee payable by the Fund to Ultimus as Fund Accountant is $2,500 per month, plus an asset based fee at the annual rate of 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. The fee payable by the Fund to Ultimus as Transfer Agent is at the annual rate of $20 per shareholder account, subject to a minimum fee of $1,500 per month.


During the fiscal year ended March 31, 2009, the Fund paid Ultimus administration, transfer agent and accounting fees of $24,265, $15,000 and $31,410, respectively. During the fiscal year ended March 31, 2008, the Fund paid Ultimus administration, transfer agent and accounting fees of $22,213, $11,875 and $24,980, respectively.

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until June 15, 2010. The Service Agreements, unless otherwise terminated as provided in the Service Agreements, are renewed automatically thereafter for successive one-year periods.

Prior to June 15, 2007, the Trust was party to a Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company ("Nottingham"), 116 South Franklin Street, Rocky Mount, North Carolina 27803. The Trust was also party to a Dividend Disbursing and Transfer Agent Agreement with North Carolina Shareholder Services, LLC, ("NCSS") whose address is also 116 South Franklin Street, Rocky Mount, North Carolina 27803. The following table shows the dollar amount of administration, transfer agent and accounting fees paid by the Fund to Nottingham and NCSS during the fiscal periods ended March 31, 2008 and 2007:


                                  Administration Fees    Transfer Agent Fees    Accounting Fees
                                  -------------------------------------------------------------
Fiscal Year Ended March 31, 2008        $  6,844               $  4,375            $  5,920
Fiscal Year Ended March 31, 2007        $ 25,645               $ 21,000            $ 28,396


DISTRIBUTOR. Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund, pursuant to a Distribution Agreement. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust. The Distributor is a broker-dealer registered with the SEC and a member in good standing of the Financial Industry Regulatory Authority and maintains, at its own expense, its qualification as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund. Under the Distribution Agreement, the Distributor is paid $6,000 per annum for its services. The Distribution Agreement may be terminated by either party upon 60 days' prior written notice to the other party.

CUSTODIAN. U.S. Bank, N.A. (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request, and maintains records in connection with its duties as Custodian.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Briggs, Bunting & Dougherty, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Fund, audits the annual financial statements of the Fund, prepares the Fund's federal and state income tax returns and excise tax returns, and consults with the Fund on matters of accounting and taxation. A copy of the most recent Annual Report will accompany the SAI whenever requested by a shareholder or a prospective investor.


LEGAL COUNSEL. Kilpatrick Stockton LLP, 1001 West Fourth Street, Winston-Salem, North Carolina 27101, serves as legal counsel to the Trust.

             PURCHASES, REDEMPTIONS AND SPECIAL SHAREHOLDER SERVICES

Reference is made to the Prospectus under the headings "Purchasing Shares" and "Redeeming Shares" for more information concerning how to purchase and redeem shares. The following information supplements the information in the Prospectus regarding share purchases and share redemptions:

PRICING OF ORDERS. Shares of the Fund are offered and sold on a continuous basis. The purchase price of shares of the Fund is the net asset value next determined after the order is received, subject to the order being accepted by the Fund in good form. Net asset value is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE") on days that the NYSE is open for regular trading (currently 4:00 p.m., Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under "Net Asset Value" below. The net asset value per share of the Fund is not calculated on holidays or weekends when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price computed on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price computed on the next business day.

The Fund reserves the right in its sole discretion to: (i) suspend the offering of its shares; (ii) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and
(iii) reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

REGULAR ACCOUNTS. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions to or withdrawals from their account. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction, along with a summary of the status of the account as of the transaction date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, Ultimus will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the 15th day and/or the last business day of the month, as specified by the shareholder. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in the Prospectus under the heading "Purchase and Redemption Price."

SHARE CERTIFICATES. The Fund does not issue share certificates. Evidence of ownership of shares is provided through entry in the Fund's share registry.
Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

REDEMPTIONS. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund. No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds.

INVOLUNTARY REDEMPTIONS. In addition to the situations described in the Prospectus under the heading "Redeeming Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time or to close a shareholder's account if the Fund is unable to verify the shareholder's identity.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see the Prospectus under the heading "Redeeming Shares - Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles, and required number of signatures authorized to act on its behalf. The application must be signed by the duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon 60 days' written notice or by a shareholder upon written notice to the Fund. Applications to establish this service and further details may be obtained by calling the Fund at 1-888-859-5865 or by writing to:

                         THE PIEDMONT SELECT EQUITY FUND
                         c/o Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund has committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

OTHER INFORMATION. If an investor realizes a gain on a redemption of Fund shares, the reinvestment of the proceeds in the Fund will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment of the proceeds in the Fund may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown above. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) Stamp Medallion signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. In keeping with this purpose, a reduced minimum initial investment of $1,000 applies to Trustees, officers, and employees of the Fund, the Advisor and certain parties related thereto; clients of the Advisor or any sponsor, officer, or committee member thereof; or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy), and other Fund literature.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the Fund and its shareholders and to address possible conflicts of interest. Under the Fund's policy, the Fund and the Advisor generally will not disclose the Fund's portfolio holdings to any third party unless such information has been made generally available to the public. The policy provides that the Fund and the Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of the Fund's portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund's fiscal quarter end and will remain available until the next fiscal quarter's portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-888-859-5865. The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Fund's Form N-CSR and Form N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports are filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports are included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR. The Fund and/or the Advisor may, from time to time, provide additional portfolio holdings information, including a list of the top ten portfolio holdings as of the last day of each month. The Fund will generally make this information available to the public on its website at http://www.piedmontselectfund.com within twenty (20) days after the end of the corresponding period and such information will remain available until new information for the next period is posted. The Fund may also send a portion or all of this information to certain shareholders of the Fund.

The Fund and/or the Advisor may share non-public portfolio holdings information with the Fund's service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund's fund accountant, administrator, transfer agent, distributor, custodian, independent registered public accounting firm, proxy voting services, and legal counsel, as identified in the Fund's Prospectus and this SAI; and financial typesetters and printers such as Financial Graphic Service, Inc., Chirp Typesetting and Design and Filepoint EDGAR Services, that the Fund may engage for, among other things, the edgarizing, typesetting, printing and/or distribution of regulatory and compliance documents. The Fund and/or the Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund's service providers receiving such non-public information are subject to confidentiality obligations.

The Fund and/or the Advisor may, from time to time, provide additional portfolio holdings information in the form of quarterly management letters. Non-public portfolio holdings information and other information regarding the investment activities of the Fund may also be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund. Currently, the Fund is providing non-public portfolio holdings information to three different rating or ranking organizations. Each disclosure arrangement has been authorized by the Fund and/or the Advisor in accordance with the Fund's disclosure of portfolio holdings policy upon a determination that this disclosure serves a legitimate business purpose of the Fund and that each organization is subject to a duty of confidentiality. Below is a table listing the groups that are currently receiving non-public portfolio holdings information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

-----------------------------------------------------------------------------------------------------------------------
                                                                                               RECEIPT OF COMPENSATION
                                                                                                OR OTHER CONSIDERATION
           NAME OF                                                 TIMING OF RELEASE AND           BY THE FUND OR
   RATING OR RANKING GROUP         INFORMATION PROVIDED     CONDITIONS OR RESTRICTIONS ON USE     AFFILIATED PARTY
-----------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.              CUSIP, description,          Provided monthly, with a 30-day              None
                               shares/par, market value     lag. No formal conditions or
                                                            restrictions.
-----------------------------------------------------------------------------------------------------------------------
Lipper                         CUSIP, description,          Provided monthly, with a 30-day              None
                               shares/par, market value     lag.  No formal conditions or
                                                            restrictions. Lipper indicates
                                                            that it will not trade based on
                                                            the Fund's portfolio
                                                            information, and it prohibits
                                                            its employees from any such
                                                            trading.
-----------------------------------------------------------------------------------------------------------------------
Bloomberg L.P.                 CUSIP, description,          Provided monthly, with a 30-day              None
                               shares/par, market value     lag.  No formal conditions or
                                                            restrictions.  Bloomberg
                                                            indicates that it requires all
                                                            employees to sign
                                                            confidentiality agreements
                                                            acknowledging all information
                                                            received during their employment
                                                            must be used for legitimate
                                                            business purposes only.
-----------------------------------------------------------------------------------------------------------------------

The Fund currently does not provide non-public portfolio holdings information to any other third parties. In the future, the Fund may elect to disclose such information to other third parties if the Fund and/or the Advisor determines that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund's portfolio, through its officers, information.

The Fund's policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Advisor and Ultimus are required to report to the Trustees any known disclosure of the Fund's portfolio holdings to unauthorized third parties. The Fund has not entered (and does not intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

                                 NET ASSET VALUE

The net asset value per share of the Fund normally is determined as of the time regular trading closes on the NYSE (currently 4:00 p.m., New York time, Monday through Friday), except when the NYSE closes earlier. The Fund's net asset value is not calculated on business holidays or weekends when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of the Fund will not be calculated.

In computing the Fund's net asset value, all liabilities incurred or accrued are deducted from its net assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the net asset value per share of the Fund.

Values are determined according to accepted accounting practices and all laws and regulations that apply. Using methods approved by the Trustees, the assets of the Fund are generally valued as follows:

      o Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded.

      o Securities that are listed on an exchange, but are not traded on the valuation date, are valued at the bid price.

      o Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.

      o Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

      o Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

      o Options are valued as follows: (1) Exchange-listed options are valued at the last quoted sales price at the time of valuation. For purposes of determining the primary exchange, the following applies:
            (i) if the option is traded on the Chicago Board Options Exchange ("CBOE"), the CBOE is considered the primary exchange unless the Advisor identifies a different primary exchange for the option and
            (ii) if the option does not trade on the CBOE, the Advisor identifies the primary exchange for the option; (2) Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the time of valuation; (3) If an option is not traded on the valuation date, the option is priced at the mean of the last quoted bid and ask price at the time of valuation; and (4) An option may be valued at fair value when (i) the option does not trade on the valuation date and (ii) reliable last quoted bid and ask prices are not available.

      o Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.

      o Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Subject to the provisions of the Trust Instrument, determinations by the Trustees as to the direct and allocable liabilities and the allocable portion of any general assets with respect to the Fund are conclusive.

                           ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof and which may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.


The Fund, and any future series of the Trust, is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code") and intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the Fund's business of investing in such stock, securities, or currencies, and net income derived from an investment in a "qualified publicly traded partnership" as defined in Code section 851(h). Any income derived by the Fund from a partnership (other than a "qualified publicly traded partnership") or trust is treated as derived with respect to the Fund's business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.


The Fund will not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of the Fund's total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the Fund's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.


The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gains tax rates. The long-term capital gains rate for individual taxpayers is currently at a maximum rate of 15% for transaction occurring prior to January 1, 2011 and 20% for those occurring after December 31, 2010, unless current applicable capital gains rates are changed by Congress. Under current law, the application of the long-term capital gains rates to qualifying corporate dividends will expire for tax years beginning after December 31, 2010, after which such dividends would return to being taxed at ordinary income rates. All or a portion of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.


Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

The Fund will designate (1) any dividend of qualified dividend income as qualified dividend income; (2) any tax-exempt dividend as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; and (4) any dividend eligible for the corporate dividends received deduction as such in a written notice provided to shareholders after the close of the Fund's taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.


If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders in taxable years beginning after December 31, 2002 and before January 1, 2011, to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.


In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder's holding period for Fund shares.


The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital losses remaining is lost as a deduction. As of March 31, 2009, the Fund had capital loss carryforwards for federal income tax purposes of $1,374,358, of which $503,841 expires on March 31, 2015, $395,808 expires on March 31, 2016 and
$474,709 expires on March 31, 2017. In addition, the Fund had net realized capital losses of $1,496,540 during the period November 1, 2008 through March 31, 2009, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2010. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage (presently 28%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

In general, the Fund accepts only U.S. shareholders. However, dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or reinvested in Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder's cost and thus, in effect, result in a return of a part of the shareholder's investment.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges. Performance figures will be given for the most recent one, five, or ten year periods or for the life of the Fund if it has not been in existence for any such periods. When considering "average annual total return" figures for periods longer than one year, it is important to note that the Fund's total return for any given year might have been greater or less than its average for the entire period. "Cumulative total return" represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions).

The following is a brief description of how performance is calculated. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one year, five years and ten years or since inception (as applicable). These are the average annual total rates of return that would equate the initial amount invested to the ending redeemable value.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ERV

Where  P = a hypothetical initial payment of $1,000
       T = average annual total return
       n = number of years
       ERV = ending redeemable value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ATV
                                               D

Where  P = a hypothetical initial payment of $1,000
       T = average annual total return (after taxes on distributions) n = number of years
       ATV  = ending redeemable value of a hypothetical initial payment of
          D $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of Fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                P(1+T)^n = ATV
                                              DR

Where  P = a hypothetical initial payment of $1,000
       T = average annual total return (after taxes on distributions and redemptions)
       n = number of years
       ATV   = ending redeemable value of a hypothetical initial payment of
          DR   $1,000, after taxes on fund distributions and redemption

The calculation of average annual total return and cumulative total return assumes an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. These performance quotations should not be considered as representative of the Fund's future performance.


The cumulative total return (before taxes) of the Fund from April 26, 2005 (the date of commencement of operations) through

March 31, 2009 was -23.83%. The table below shows the Fund's average annual total returns for periods ended March 31, 2009:

                                               Since Inception
                        One Year              (April 26, 2005)
                        --------              ----------------
                         -26.61%                    -6.69%


The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the U. S. securities markets. The Fund may also measure its performance against the appropriate Lipper Equity Index, which ranks the performance of mutual funds that have similar portfolio holdings and investment objectives. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. The Fund may also compare its performance to other reports of the performance of managed accounts of the Advisor. Of course, there can be no assurance that the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o LIPPER ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time.

o MORNINGSTAR, INC., an independent rating service, rates mutual funds of all types according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or on the basis of total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund including reinvestment of distributions over a specified period of time.

From time to time, the Fund may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders, statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


                              FINANCIAL STATEMENTS


The audited financial statements of the Fund as of March 31, 2009 appearing in the Annual Report to shareholders are incorporated by reference and made a part of this document.

                       APPENDIX A - DESCRIPTION OF RATINGS

The Fund may acquire from time to time certain debt securities as described in the Prospectus and this SAI. The Fund is not restricted with respect to yield, maturity, or credit quality of any debt securities, so that the Fund may purchase debt securities that are of high quality "investment grade" ("Investment-Grade Debt Securities") or of lower quality with significant risk characteristics (e.g., "junk bonds"). The various ratings used by nationally recognized statistical rating organizations (each an "NRSRO") are described below.

A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR'S(R). The following summarizes the highest four ratings used by S&P, a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

      AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

      AA - Debt rated AA differs from AAA issues only by a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

SHORT TERM RATINGS.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY'S INVESTORS SERVICE, INC. The following summarizes the highest four ratings used by Moody's for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the
Advisor:

      Aaa - Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

      Aa - Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

      A - Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

      Baa - Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca, or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM RATINGS.

Moody's short-term ratings are opinions regarding the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments. Such obligations generally have an original maturity not exceeding 13 months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

      P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      P-3  -  Issuers  (or  supporting   institutions)  rated  Prime-3  have  an
      acceptable ability to repay short-term obligations.

      NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term  ratings enhanced
by  the  senior-most   long-term   rating  of  the  issuer,   its  guarantor  or
support-provider.

US MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS.

SHORT-TERM DEBT RATINGS. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels
- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

      MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

      MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

      VMIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      VMIG 2 - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      VMIG 3 - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      SG - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch Ratings Ltd. ("Fitch"):

      AAA - Highest credit quality. The rating AAA denotes the lowest expectation of credit risk. It is assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA - Very high credit quality. The rating AA denotes a very low expectation of credit risk. It indicates a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A - High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or economic conditions than is the case for higher ratings.

      BBB - Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC, and C are regarded as high default risks. A rating of CC indicates that default of some kind appears probable, while a rating of C signals imminent default. A rating of DDD, D, and D indicates a default has occurred.

SHORT-TERM RATINGS.

      F1 - Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments and there may be an added (+) to denote any exceptionally strong credit feature.

      F2 - Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher rating.

      F3 - Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      B - Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C, and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings "AAA" category or to the categories below "CCC", nor to short-term ratings other than "F1". The suffix "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

While the foregoing descriptions of the ratings systems used by the Advisor distinguishes between "Investment-Grade Debt Securities" and more speculative debt securities, as stated above the Fund is not limited with respect to the yield, maturity or credit quality of the debt securities in which it invests. Accordingly, the Fund's portfolio may be invested in Investment-Grade Debt Securities or debt securities that are not Investment-Grade Debt Securities in any proportion.

                       APPENDIX B - PROXY VOTING POLICIES

The following proxy voting policies are provided:


      (1)   the Trust's Proxy Voting and Disclosure Policy
      (2) the Proxy Voting Policies and Procedures of the Advisor, including a description of the Advisor's specific proxy voting guidelines

                          THE PIEDMONT INVESTMENT TRUST

                       PROXY VOTING AND DISCLOSURE POLICY

I.    INTRODUCTION

Effective April 14, 2003, the Securities and Exchange Commission ("SEC") adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 ("Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

The IC Amendments require that The Piedmont Investment Trust ("Trust") and each of its series of shares, The Piedmont Select Equity Fund ("Fund"), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Fund to file with the SEC and to make available to its shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy ("Policy") is designed to ensure that the Fund complies with the requirements of the IC Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that the Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.   SPECIFIC PROXY VOTING POLICIES AND PROCEDURES

      A.    GENERAL

      The Trust's Board of Trustees ("Board") believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund's shareholders.

      B.    DELEGATION TO FUND'S ADVISOR

      The Board believes that Sheets Smith Wealth Management, Inc. ("Advisor"), as the Fund's investment advisor, is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

      1.    to make the proxy voting decisions for the Fund; and
      2. to assist the Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

      The Board, including a majority of the independent trustees of the Board, must approve the Advisor's Proxy Voting and Disclosure Policy ("Advisor's Voting Policy") as it relates to the Fund. The Board must also approve any material changes to the Advisor's Voting Policy no later than four (4) months after adoption by Advisor.

      C.    CONFLICTS

      In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund's shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor's Voting Policy, provided such specific voting policy was approved by the Board; or (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund's shareholders and the Fund's principal underwriter or affiliated person of the principal underwriter.

III.  FUND DISCLOSURE

      A. DISCLOSURE OF FUND POLICIES AND PROCEDURES WITH RESPECT TO VOTING PROXIES RELATING TO PORTFOLIO SECURITIES

      The Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders by including it as an appendix to its Statement of Additional Information ("SAI") on Form N-1A. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund's website, if applicable, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

      B.    DISCLOSURE OF THE FUND'S COMPLETE PROXY VOTING RECORD

      In accordance with Rule 30b1-4 of the Investment Company Act, the Fund shall disclose to its shareholders on Form N-PX the Fund's complete proxy voting record for the twelve-month period ended June 30 by no later than August 31 of each year.

      The Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

      1.    The name of the issuer of the portfolio security;
      2. The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
      3. The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
      4.    The shareholder meeting date;
      5.    A brief identification of the matter voted on;
      6. Whether the matter was proposed by the issuer or by a security holder;
      7.    Whether the Fund cast its vote on the matter;
      8. How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
      9.    Whether the Fund cast its vote for or against management.

      The Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC. The Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.   RECORDKEEPING

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

1.    A copy of this Policy;
2.    Proxy statements received regarding the Fund's securities;
3.    Records of votes cast on behalf of the Fund; and
4. A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor's records.

The Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.    PROXY VOTING COMMITTEE

      A.    GENERAL

      The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how the Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand.

      B.    POWERS AND METHODS OF OPERATION

      The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.   OTHER

This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 9th day of May, 2006, and amended effective August 1, 2007.

                      SHEETS SMITH WEALTH MANAGEMENT, INC.
                      ------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

1.    BACKGROUND

The act of managing assets in client portfolios consisting of common stock normally includes the important function of voting proxies related to the stock. Investment advisors with such responsibility should implement procedures designed to ensure that proxies are voted in an appropriate manner.

Where Sheets Smith Wealth Management, Inc. ("SSWM") has proxy voting authority, SSWM has a fiduciary responsibility for voting the proxies in a manner that is in the best interests of its clients. The policies and procedures of SSWM for voting proxies received by accounts managed by SSWM are set forth below.

2.    PROXY VOTING POLICIES

SSWM shall vote proxies related to securities held by any client in a manner solely in the interest of the client. In general, SSWM considers factors that relate to the client's investment, including how its vote will economically impact and affect the value of the client's investment. Proxy votes generally will be cast in favor of proposals that SSWM believes maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. In voting on each and every issue

Specific guidelines for voting proxies are set forth in the Voting Guidelines on EXHIBIT A attached hereto (the "VOTING GUIDELINES"), which Voting Guidelines are incorporated into this policy by reference.

3.    PROXY VOTING PROCEDURES

      A.    Advisor
            -------
            1. Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries), the investment advisor company representative(s) for all of the client accounts will be responsible for voting the proxies related to that account.

            2. All proxies and ballots will be voted by accessing the ProxyEdge/BroadRidge website. Any proxies that can be voted will be voted by support staff bi-weekly. Email confirmations are requested when each proxy is voted and those confirmations are printed off and filed alphabetically by company name and will become part of the records of SSWM.

            3. The investment advisor representative will promptly vote all other proxies that support staff can not vote on a bi-weekly basis. The advisor representative will vote in a manner consistent with this policy, including the Voting Guidelines.

            4. The investment advisor representative will request email confirmation. These confirmations are printed off and filed alphabetically by company name and will become part of the records of SSWM.

      B.    Mutual Fund
            -----------
            1. All proxies and ballots will be logged in upon receipt and the materials will be forwarded to the appropriate investment advisor.

            2. The investment advisor representative will promptly vote proxies received in a manner consistent with this policy, including the Voting Guidelines.

            3. The investment advisor representative will note on the cover page of the proxy how he or she voted on each issue. The proxy will then be filed and become a part of the records of SSWM.

4.    CONFLICTS

While the nature of SSWM's business is unlikely to result in a conflict of interest (e.g. SSWM is not engaged in brokerage, underwriting, investment banking activities, etc.), if SSWM is aware of a conflict between the interests of a client and the interests of SSWM or an affiliated person of SSWM (e.g., a portfolio company is a client or an affiliate of a client of SSWM), SSWM will take the following steps:

      A. With respect to clients that are registered investment companies, SSWM will notify the client of the conflict and will vote the client's shares in accordance with the client's instructions; and

      B. With respect to other clients, SSWM will vote the proxy in accordance with the specifics of the Voting Guidelines (if addressed in the Voting Guidelines) or may abstain (if not addressed in the Voting Guidelines).

5.    SSWM DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the "Advisers Act") requires SSWM to disclose in response to any client request how the client can obtain information from SSWM on how its securities were voted. SSWM will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to SSWM. Upon receiving a written request from a client, SSWM will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 of the Advisers Act also requires SSWM to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. SSWM will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, SSWM will provide a copy of this policy within a reasonable amount of time. If approved by the client, this policy and any requested records may be provided electronically.

6.    RECORDKEEPING

SSWM shall keep the following records for a period of at least five years, the first two in an easily accessible place:

      A.    A copy of this Policy;

      B.    Proxy Statements received regarding client securities;

      C.    Records of votes cast on behalf of clients;

      D. Any documents prepared by SSWM that were material to making a decision how to vote, or that memorialized the basis for the decision;

      E.    Records of client requests for proxy voting information; and

      F. A record of each shareholder request for proxy voting information and SSWM's response, including the date of the request, the name of the shareholder, and the date of the response.

SSWM uses the ProxyEdge/Broadridge company to maintain all the voting records. They are a web based company and we are able to access our voting records through them. SSWM has tested the retrieval process and determined we are able to access voting records for any time period for as long as we have used their services.

SSWM shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the investment company by SSWM and shall provide a copy of such record to the investment company upon request.

SSWM may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by SSWM that are maintained with a third party such as a proxy voting service, provided that SSWM has obtained an undertaking from the third party to provide a copy of the documents promptly upon request SSWM reserves the right to amend this policy without notice at anytime.

                                    EXHIBIT A
                                    ---------

                          SSWM PROXY VOTING GUIDELINES

The following are the proxy voting guidelines adopted by Sheets, Smith Wealth Management, Inc. ("SSWM", or "us", "we", or "our") with respect to voting of proxies for private clients and voting of proxies for The Piedmont Investment Trust. The effective date of these proxy voting guidelines is April 19, 2005.

      1.    It is the  policy of SSWM to vote  proxies in what we believe is the
            best  interest  of  our  clients.   We  have  not   delegated   this
            responsibility to a third party.

      2. It is the policy of SSWM to review all corporate actions outlined in proxy statements of companies that our clients own and to vote all proxies for clients that have elected to have us vote their proxies. The Piedmont Investment Trust (investment company sponsored and managed by SSWM) has delegated responsibility for voting securities owned by the Trust to SSWM.

      3. In corporate governance matters, it is the policy of SSWM to vote for resolutions and board members that we perceive as strengthening independent corporate governance (e.g. separating the roles of chairman of the board of directors and CEO, voting for independent board members and a lead director, etc.) and against provisions and directors that in our determination weaken the independence of corporate governance (e.g. staggering of board elections, "poison-pill" arrangements, requiring supermajority votes, board members that are relatives of management, changes in state of incorporation if we view the reincorporation as solely an attempt to move to a venue that weakens shareholder rights, etc.). If we believe that incumbent members of the board of directors have been or are currently ineffective, it is generally the policy of SSWM to withhold our votes for such incumbent directors.

      4. In matters of board compensation, it is generally the policy of SSWM to vote against compensation structures that grant options to directors, because it is our belief that option holders have different incentives from those of the shareholders they should represent.

      5. In matters of executive compensation, it is generally the policy of SSWM to vote for provisions that truly align long-term incentives of executives and shareholders. It is generally our policy to vote against option plans that grant fixed price options.

      6. It is the policy of SSWM to review proposals for capital structure changes, mergers, recapitalizations, etc., of the companies our clients own, and to assess each proposal on its merits.

      7. It is the policy of SSWM to vote against shareholder resolutions seeking to address social issues. We believe these types of issues should be addressed in a different forum.

                                     PART C
                                     ------
                                    FORM N-1A

                                OTHER INFORMATION

ITEM 23.  EXHIBITS
          --------

      (a) Declaration of Trust ("Trust Instrument") -- Incorporated herein by reference to Registrant's initial Registration Statement on Form N-1A filed on December 21, 2004

      (b) By-Laws -- Incorporated herein by reference to Registrant's initial Registration Statement on Form N-1A filed on December 21, 2004

      (c) Articles III, V, and VI of the Trust Instrument, Exhibit 23(a) hereto, defines the rights of holders of the securities being registered

      (d) Investment Advisory Agreement between Registrant and Sheets Smith Wealth Management, Inc. (formerly Sheets, Smith & Associates, Inc.) ("Advisor"), investment advisor for The Piedmont Select Equity Fund -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 on Form N-1A filed on July 12, 2007

      (e)   Distribution   Agreement   between   Registrant   and  Ultimus  Fund
Distributors, LLC ("Distributor") -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 on Form N-1A filed on July 12, 2007

      (f) Not Applicable

      (g)(1) Custody Agreement between Registrant and U.S. Bank, N.A. -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 on Form N-1A filed on July 12, 2007


      (g)(2) Special Custody Account Agreement by and among U.S. Bank, N.A., Piedmont Select Equity Fund, the Advisor and Jefferies & Company, Inc. -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 on Form N-1A filed on July 29, 2008


      (h)(1)  Administration  Agreement  between  Registrant  and  Ultimus  Fund
Solutions,   LLC  ("Administrator")  --  Incorporated  herein  by  reference  to
Registrant's Post-Effective Amendment No. 3 on Form N-1A filed on July 12, 2007

      (h)(2) Fund Accounting Agreement between Registrant and the Administrator -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 on Form N-1A filed on July 12, 2007

      (h)(3)  Transfer  Agent  and  Shareholder   Services   Agreement   between
Registrant and the Administrator -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 on Form N-1A filed on July 12, 2007


      (h)(4) Amended and Restated Expense Limitation Agreement -- Filed herewith

      (i) Opinion and Consent of Parker, Poe, Adams & Bernstein L.L.P. regarding the legality of securities registered with respect to Registrant -- Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-1A filed on April 25, 2005

      (j) Consent of Briggs, Bunting & Dougherty, LLP, independent registered public accounting firm -- Filed herewith

      (k) Not applicable

      (l) Initial Subscription Agreement -- Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-1A filed on April 25, 2005

      (m) Not applicable

      (n) Not applicable

      (o) Reserved

      (p)(1) Code of Ethics of Registrant -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 on Form N-1A filed on July 12, 2007


      (p)(2) Code of Ethics of the Advisor -- Filed herewith

      (p)(3) Code of Ethics of the Distributor -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 on Form N-1A filed on July 29, 2008

      (Other) Powers of Attorney -- Filed herewith


ITEM 24.  Persons Controlled by or Under Common Control with the Registrant
          -----------------------------------------------------------------

      No person is controlled by or under common control with the Registrant.

ITEM 25.  Indemnification
          ---------------

      Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust. The Registrant's Trust Instrument contains the following provisions:

            Article VII. Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

            Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

            Article VII. Section 3. Indemnification.

            (a)   Subject  to  the  exceptions  and  limitations   contained  in
                  Subsection (b) below:

            (i) every person who is, or has been, a Trustee or an officer, employee or agent as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

            (ii) as used herein, the words "claim," "action", "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

            (b)   No  indemnification  shall be provided  hereunder to a Covered
                  Person:

            (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

            (ii) in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

            (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

            (d) To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties of the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full, trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

            (e) Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws consistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

      In addition, the Registrant has entered into an Investment Advisory Agreement with its Advisor and a Distribution Agreement with its Distributor. These agreements provide indemnification for those entities and their affiliates. The Advisor's and the Distributor's personnel may serve as trustees and officers of the Trust.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification such liabilities (other than the payment by the Registrant of expense incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense or any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 26.  Business and other Connections of the Investment Advisor
          --------------------------------------------------------

      The description of the Advisor is found under the caption of "Management of the Fund - Investment Advisor" in the Prospectus and under the caption "Management and Other Service Providers - Investment Advisor" in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Advisor provides investment advisory services to persons and entities other than the Registrant.

ITEM 27.  Principal Underwriter
          ---------------------

      (a)   The  Distributor,   located  at  225  Pictoria  Drive,   Suite  450,
            Cincinnati, Ohio 45246, also acts as the principal underwriter for the following registered investment companies:


                Williamsburg Investment Trust      The GKM Funds
                Hussman Investment Trust           Profit Funds Investment Trust
                Veracity Funds                     Oak Value Trust
                The Cutler Trust                   TFS Capital Investment Trust
                The Berwyn Funds                   The Destination Funds
                Schwartz Investment Trust          Stralem Fund
                Stadion Investment Trust           CM Advisers Family of Funds
                The RAM Funds                      AlphaMark Investment Trust
                Gardner Lewis Investment Trust

      (b)                        Position with          Position with
            Name                 Distributor            Registrant
            ----                 ------------------     ----------------------
            Robert G. Dorsey     President/             Vice President
                                 Managing Director
            Mark J. Seger        Treasurer/             Assistant Treasurer
                                 Managing Director
            John F. Splain       Secretary/             Secretary
                                 Managing Director
            Theresa M. Bridge    Vice President         Assistant Treasurer
            Wade R. Bridge       Vice President         None
            Shanda S. Gentry     Chief Compliance       Assistant Vice President
                                 Officer
            Steven F. Nienhaus   Vice President         None
            Tina H. Bloom        Vice President         Assistant Secretary
            Jeffrey Moeller      Vice President         None
            Julie Schmuelling    Vice President         None


            The address of each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

      (c)   Not applicable.

ITEM 28.  Location of Accounts and Records
          --------------------------------

      Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b) and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at 120 Club Oaks Court, Suite 200, Winston-Salem, North Carolina 27104, except for those records that may be maintained at the offices of Registrant's custodian (U.S. Bank, N.A., 425 Walnut Street Cincinnati, Ohio 45202) or transfer agent and administrator (Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246).

ITEM 29.  Management Services
          -------------------

      None.

ITEM 30.  Undertakings
          ------------

      None.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this
Post-Effective Amendment meets the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Winston-Salem, and State of North Carolina on this 29th day of July, 2009.

                                    THE PIEDMONT INVESTMENT TRUST

                                    By:  /s/ David B. Gilbert
                                         ---------------------------------------
                                         David B. Gilbert, Trustee and President

      Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 5 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ David B. Gilbert                                      Date: July 29, 2009
-----------------------------------------
David B. Gilbert, Trustee, President and
Treasurer (Principal Executive Officer
and Principal Financial Officer)

          *
-----------------------------------------
Richard V. Fulp, Trustee and Chairman
                                                     By:  /s/ Tina H. Bloom
                                                          ----------------------
                                                          Tina H. Bloom
          *                                               Attorney-in-Fact*
-----------------------------------------                 July 29, 2009
Gregory A. Cristos, Trustee

                                INDEX TO EXHIBITS
                                -----------------

 Item
------

23(h)(4)    Amended and Restated Expense Limitation Agreement

23(j)       Consent of Independent Registered Public Accounting Firm

23(p)(2)    Code of Ethics of the Advisor

(other)     Powers of Attorney